   ------------------------------------------------------------------------

                    PaineWebber U.S. Government Income Fund
                   PaineWebber Investment Grade Income Fund
                         PaineWebber High Income Fund
             1285 Avenue of the Americas, New York, New York 10019
                        Prospectus -- November 10, 1995
-------------------------------------------------------------------------------
[_]  Professional Management

[_]  Portfolio Diversification

[_]  Dividend and Capital Gain Reinvestment

[_]  Flexible PricingSM

[_]  Low Minimum Investment

[_]  Automatic Investment Plan

[_]  Systematic Withdrawal Plan

[_]  Exchange Privileges

[_]  Suitable for Retirement Plans

These Funds are series of PaineWebber Managed Investments Trust ("Trust"). This Prospectus concisely sets forth information about the Funds a prospective investor should know before investing. Please retain this Prospectus for fu-ture reference.

PAINEWEBBER HIGH INCOME FUND INVESTS PREDOMINANTLY IN LOWER RATED BONDS, COM-MONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH RESPECT TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND.

A Statement of Additional Information dated November 10, 1995 (which is incor-porated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.
   ------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                 ------------
                               Prospectus Page 1

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND

                               Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   3
Financial Highlights.......................................................   9
Flexible Pricing System....................................................  16
Investment Objectives and Policies.........................................  17
Purchases..................................................................  27
Exchanges..................................................................  31
Redemptions................................................................  32
Conversion of Class B Shares...............................................  33
Other Services and Information.............................................  33
Dividends and Taxes........................................................  34
Valuation of Shares........................................................  36
Management.................................................................  36
Performance Information....................................................  38
General Information........................................................  38
Appendix A................................................................. A-1
Appendix B................................................................. B-1
Appendix C................................................................. C-1

                                 -------------
                               Prospectus Page 2

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND

                               Prospectus Summary
--------------------------------------------------------------------------------

  See the body of the Prospectus for more information on the topics discussed in this summary.

The Funds:              This Prospectus describes three separate, diversified
                        series (each a "Fund") of an open-end management in-vestment company. Each Fund has its own investment ob-jective and policies.

Investment Objectives
 and Policies:
PaineWebber U.S.        High current income consistent with the preservation
 Government Income      of capital and liquidity; invests primarily in U.S.
 Fund ("U.S.            government securities.
 Government Income
 Fund")

PaineWebber             High current income consistent with the preservation
 Investment Grade       of capital and liquidity; invests primarily in invest-
 Income Fund            ment grade corporate bonds and other fixed income se-
 ("Investment Grade     curities.
 Income Fund")

PaineWebber High        Highest level of current income available without un-
 Income Fund ("High     due risk; invests primarily in high risk, high yield-
 Income Fund")          ing medium and lower quality corporate bonds.

Total Net Assets at
 October 31, 1995:

     U.S. Government        Investment Grade        High Income
       Income Fund            Income Fund             Fund
       $578.7 million         $369.2 million          $606.3 million

Investment Adviser:     Mitchell Hutchins Asset Management Inc. ("Mitchell
                        Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), manages over
                        $44.6 billion in assets. See "Management."

Purchases:              Shares of beneficial interest are available exclu-
                        sively through PaineWebber and its correspondent firms for investors who are clients of PaineWebber or those firms ("PaineWebber clients") and, for other invest-ors, through PFPC Inc., the Funds' transfer agent
                        ("Transfer Agent").

Flexible Pricing        Investors may select Class A, Class B or Class C
 System:                shares, each with a public offering price that re-
                        flects different sales charges and expense levels. See
                        "Flexible Pricing System," "Purchases," "Redemptions" and "Conversion of Class B Shares."

 Class A Shares         Offered at net asset value plus any applicable sales
                        charge (maximum is 4% of public offering price).

 Class B Shares         Offered at net asset value (a maximum contingent de-
                        ferred sales charge of 5% is imposed on most redemp-
                        tions made within six years of date of purchase).
                        Class B shares automatically convert into Class A
                        shares (which pay lower ongoing expenses) approxi-
                        mately six years after purchase.
                                 -------------
                               Prospectus Page 3

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                               Prospectus Summary
                                  (Continued)
--------------------------------------------------------------------------------

 Class C Shares         Offered at net asset value without an initial sales
                        charge (for shares purchased on or after November 10, 1995, a contingent deferred sales charge of 0.75% is imposed on most redemptions made within one year of date of purchase). Class C shares pay higher ongoing expenses than Class A shares and do not convert into another Class.

Exchanges:              Shares may be exchanged for shares of the correspond-
                        ing Class of most PaineWebber mutual funds.

Redemptions:            PaineWebber clients may redeem through PaineWebber;
                        other shareholders must redeem through the Transfer
                        Agent.

Dividends:              Declared daily and paid monthly; net capital gain is
                        distributed annually. See "Dividends and Taxes."

Reinvestment:           All dividends and capital gain distributions are paid
                        in Fund shares of the same Class at net asset value unless the shareholder has requested cash.

Minimum Purchase:       $1,000 for first purchase; $100 for subsequent pur-
                        chases.

Other Features:
 Class A Shares         Automatic investment plan    Quantity discounts on
                                                     initial sales charge
                        Systematic withdrawal plan   365-day reinstatement
                                                     privilege
                        Rights of accumulation

 Class B Shares         Automatic investment plan    Systematic withdrawal plan

 Class C Shares         Automatic investment plan    Systematic withdrawal plan

WHO SHOULD INVEST. Each Fund has its own suitability considerations and risk factors, as summarized below and described in detail under "Investment Objectives and Policies." While no single Fund is intended to provide a complete or balanced investment program, each can serve as one component of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals.

 U.S. GOVERNMENT INCOME FUND. Investing primarily in U.S. government securities, including U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities and related repurchase agreements, U.S. Government Income Fund is designed for investors seeking high current income consistent with the preservation of capital and liquidity.

 INVESTMENT GRADE INCOME FUND. Investing in a diversified range of investment grade bonds and other fixed income securities, Investment Grade Income Fund is designed for investors seeking high current income consistent with the preservation of capital and liquidity.

 HIGH INCOME FUND. Investing in a diversified range of high risk, high yield medium to lower quality bonds, High Income Fund is designed for investors seeking the highest level of current income available without undue risk.

RISK FACTORS. There can be no assurance that any Fund will achieve its investment objective, and each Fund's net asset value per share will vary inversely with movements in interest rates. Mitchell Hutchins attempts to reduce the risks associated with investments in debt securities through diversification, credit analysis and attention to current trends in interest rates and other factors. U.S. Government Income Fund normally concentrates at least 25% of its total assets in mortgage- and asset-backed securities. Investing in mortgage- and asset-backed securities involves special risks, such as those relating to the prepayment of principal on the underlying
                                 -------------
                               Prospectus Page 4

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                               Prospectus Summary
                                  (Continued)
--------------------------------------------------------------------------------
obligations, in addition to the risks present in the case of other types of debt securities. During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities in which U.S. Government Income Fund and Investment Grade Income Fund may invest, including interest-only and principal-only classes of mortgage-backed securities and inverse floating rate securities, can be extremely volatile and these securities may become illiquid. Certain investment grade debt securities in which Investment Grade Income Fund and High Income Fund may invest have speculative characteristics. Investment Grade Income Fund and High Income Fund are permitted to purchase high risk, high yield debt securities rated lower than investment grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The
McGraw Hill Companies, Inc. ("S&P"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), which may be subject to greater risks of default and price fluctuation than investment grade securities and are considered predominantly speculative. High risk, high yield securities are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. Investment Grade Income Fund and High Income Fund may invest in U.S. dollar-denominated securities of foreign issuers the value of which is linked to the value of foreign currencies. High Income Fund is permitted to invest in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar. Foreign securities involve certain considerations not typically associated with investing in securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and to the differences between the regulations to which
U.S. and foreign issuers and markets are subject. The value of these investments also can be adversely affected by fluctuations in foreign currency values. Some foreign currencies can be volatile and may be subject to governmental controls or intervention. The use of options, futures contracts and interest rate protection transactions and (for U.S. Government Income Fund) dollar rolls and reverse repurchase agreements also entails special risks.
                                 -------------
                               Prospectus Page 5

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                               Prospectus Summary
                                  (Continued)
--------------------------------------------------------------------------------
EXPENSES OF INVESTING IN THE FUNDS. The following tables are intended to assist investors in understanding the expenses associated with investing in each Fund.

                      SHAREHOLDER TRANSACTION EXPENSES(1)

                                                    CLASS A   CLASS B CLASS C
                                                    -------   ------- -------
Maximum sales charge on purchases of shares (as a
 percentage of public offering price)..............     4%      None    None
Sales charge on reinvested dividends...............   None      None    None
Exchange fee.......................................  $5.00     $5.00   $5.00
Maximum contingent deferred sales charge (as a
 percentage of net asset value at the time of
 purchase or redemption, whichever is lower).......   None(2)     5%   0.75%(3)

                       ANNUAL FUND OPERATING EXPENSES(4)
                    (as a percentage of average net assets)

                             U.S. GOVERNMENT        INVESTMENT GRADE              HIGH
                               INCOME FUND             INCOME FUND             INCOME FUND
                         ----------------------- ----------------------- -----------------------
                         CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C
                         ------- ------- ------- ------- ------- ------- ------- ------- -------
Management fees.........  0.50%   0.50%   0.50%   0.50%   0.50%   0.50%   0.50%   0.50%   0.50%
12b-1 fees(5)...........  0.25    1.00    0.75    0.25    1.00    0.75    0.25    1.00    0.75
Other expenses..........  0.20    0.22    0.20    0.22    0.22    0.20    0.16    0.14    0.13
                          ----    ----    ----    ----    ----    ----    ----    ----    ----
Total operating
 expenses...............  0.95%   1.72%   1.45%   0.97%   1.72%   1.45%   0.91%   1.64%   1.38%
                          ====    ====    ====    ====    ====    ====    ====    ====    ====

-------
(1) Sales charge and exchange fee waivers are available for all shares and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See "Purchases."
(2) Purchases of Class A shares of $1 million or more are not subject to an initial sales charge. A contingent deferred sales charge of 1% will be applied to most redemptions of such shares within one year of purchase. See "Purchases."
(3) A contingent deferred sales charge of 0.75% will be applied to most redemptions of Class C shares within one year of purchase. See "Purchases."
(4) See "Management" for additional information. All expenses are those actually incurred for the fiscal year ended November 30, 1994.
(5) 12b-1 fees have two components, as follows:

                              U.S. GOVERNMENT        INVESTMENT GRADE              HIGH
                                INCOME FUND             INCOME FUND             INCOME FUND
                          ----------------------- ----------------------- -----------------------
                          CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C
                          ------- ------- ------- ------- ------- ------- ------- ------- -------
12b-1 service fees......   0.25%   0.25%   0.25%   0.25%   0.25%   0.25%   0.25%   0.25%   0.25%
12b-1 distribution fees.   0.00    0.75    0.50    0.00    0.75    0.50    0.00    0.75    0.50

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
                                 -------------
                               Prospectus Page 6

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                               Prospectus Summary
                                  (Continued)
--------------------------------------------------------------------------------
                       EXAMPLE OF EFFECT OF FUND EXPENSES

An investor would directly or indirectly pay the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:

                                                         ONE  THREE FIVE   TEN
                                                         YEAR YEARS YEARS YEARS
                                                         ---- ----- ----- -----
U.S. GOVERNMENT INCOME FUND
  Class A Shares (1).................................... $49   $69  $ 90  $152
  Class B Shares:
   Assuming a complete redemption at end of period
    (2)(3).............................................. $67   $84  $113  $164
   Assuming no redemption (3)........................... $17   $54  $ 93  $164
  Class C Shares:
   Assuming a complete redemption at end of period(2)... $22   $46  $ 79  $174
   Assuming no redemption............................... $15   $46  $ 79  $174
INVESTMENT GRADE INCOME FUND
  Class A Shares (1).................................... $50   $70  $ 91  $154
  Class B Shares:
   Assuming a complete redemption at end of period
    (2)(3).............................................. $67   $84  $113  $165
   Assuming no redemption (3)........................... $17   $54  $ 93  $165
  Class C Shares:
   Assuming a complete redemption at end of period (2).. $22   $46  $ 79  $174
   Assuming no redemption............................... $15   $46  $ 79  $174
HIGH INCOME FUND
  Class A Shares (1).................................... $49   $68  $ 88  $147
  Class B Shares:
   Assuming a complete redemption at end of period
    (2)(3).............................................. $67   $82  $109  $157
   Assuming no redemption (3)........................... $17   $52  $ 89  $157
  Class C Shares:
   Assuming a complete redemption at end of period (2).. $22   $44  $ 76  $166
   Assuming no redemption............................... $14   $44  $ 76  $166

-------
(1) Assumes deduction at the time of purchase of the maximum 4% initial sales charge.
(2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
(3) Ten-year figures assume conversion of Class B shares to Class A shares at end of sixth year.

This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of any Class of the Funds' shares.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND A FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Class of a Fund's shares will depend upon, among other things, the level of average net assets and the extent to which a Fund incurs variable expenses, such as transfer agency costs.
                                 -------------
                               Prospectus Page 7

                      (THIS PAGE INTENTIONALLY LEFT BLANK)
                                 -------------
                               Prospectus Page 8

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND

                              Financial Highlights
 ----------------------------------------------------------------------------

  The tables on the following pages provide selected per share data and ratios for one Class A share, one Class B share and one Class C share of each Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Funds' Annual Report to Shareholders for the fiscal year ended November 30, 1994, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing on the following pages insofar as it relates to each of the five years in the period ended November 30, 1994, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in the Annual Report to Shareholders. The financial statements and notes and the financial information in the table below, insofar as they relate to the six months ended May 31, 1995, have been taken from the records of the Fund without examination by the independent auditors, who do not express an opinion thereon. Further information about the performance of each Fund is also included in the Annual Report to Shareholders, which may be obtained without charge. The information appearing below for the periods prior to the year ended November 30, 1990 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.
                                 -------------
                               Prospectus Page 9

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                              Financial Highlights
                                  (Continued)
 ----------------------------------------------------------------------------

                                                           U.S. GOVERNMENT INCOME FUND
                             ------------------------------------------------------------------------------------------------
                                                                     CLASS A
                             ------------------------------------------------------------------------------------------------
                               FOR THE
                                 SIX
                               MONTHS
                                ENDED
                               MAY 31,                         FOR THE YEARS ENDED NOVEMBER 30,
                                1995      -----------------------------------------------------------------------------------
                             (UNAUDITED)    1994       1993      1992      1991      1990      1989       1988        1987
                             -----------  --------   --------  --------  --------  --------  --------  ----------  ----------
Net asset value, beginning
 of period.................   $   8.50    $  10.03   $   9.98  $   9.97  $   9.47  $   9.51  $   9.28  $     9.31  $    10.27
                              --------    --------   --------  --------  --------  --------  --------  ----------  ----------
NET INCREASE (DECREASE)
 FROM INVESTMENT
 OPERATIONS:
Net investment income......       0.30        0.60       0.67      0.75      0.77      0.76      0.80        0.80        0.81
Net realized and unrealized
 gains  (losses) from
 investment transactions...       0.45       (1.53)      0.05      0.01      0.49     (0.05)     0.23         --        (0.85)
                              --------    --------   --------  --------  --------  --------  --------  ----------  ----------
Net increase (decrease) in
 net asset value resulting
 from operations...........       0.75       (0.93)      0.72      0.76      1.26      0.71      1.03        0.80       (0.04)
                              --------    --------   --------  --------  --------  --------  --------  ----------  ----------
LESS DISTRIBUTIONS:
Dividends from net
 investment income.........      (0.30)      (0.60)     (0.67)    (0.75)    (0.76)    (0.75)    (0.80)      (0.80)      (0.85)
Distributions from net
 realized gains from
 investment transactions...        --          --         --        --        --        --        --          --        (0.07)
Return of capital..........        --          --         --        --        --        --        --        (0.03)        --
                              --------    --------   --------  --------  --------  --------  --------  ----------  ----------
Total dividends and
 distributions to
 shareholders..............      (0.30)      (0.60)     (0.67)    (0.75)    (0.76)    (0.75)    (0.80)      (0.83)      (0.92)
                              --------    --------   --------  --------  --------  --------  --------  ----------  ----------
Net asset value, end of
 period....................   $   8.95    $   8.50   $  10.03  $   9.98  $   9.97  $   9.47  $   9.51  $     9.28  $     9.31
                              ========    ========   ========  ========  ========  ========  ========  ==========  ==========
Total investment
 return (1)................       9.08%      (9.62)%     7.38%     7.92%    13.80%     8.36%    11.66%       8.93%      (0.21)%
                              ========    ========   ========  ========  ========  ========  ========  ==========  ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's omitted)...........   $405,579    $428,722   $648,923  $703,198  $737,189  $795,240  $963,226  $1,279,535  $2,018,208
Ratio of expenses to
 average net assets........       1.01%*      0.95%      0.91%     0.93%     0.87%     0.66%     0.72%       0.67%       0.68%
Ratio of net investment
 income to average net
 assets....................       7.02%*      6.48%      6.60%     7.42%     7.94%     8.57%     8.82%       8.83%       8.44%
Portfolio turnover rate....      91.33%     358.07%     83.13%    28.33%    71.22%    34.48%   124.54%     302.09%      98.00%

-------
#Commencement of offering of shares.
*Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A and Class B shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Formerly Class D shares.
                                 -------------
                               Prospectus Page 10

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                              Financial Highlights
                                  (Continued)
 ----------------------------------------------------------------------------

                                             U.S. GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
       CLASS A                                CLASS B                                            CLASS C (2)
----------------------  -------------------------------------------------------- ----------------------------------------------
                          FOR THE                                                  FOR THE
                            SIX                                                      SIX
                          MONTHS             FOR THE              FOR THE PERIOD   MONTHS        FOR THE         FOR THE PERIOD
 FOR THE YEARS ENDED       ENDED           YEARS ENDED            JULY 1, 1991#     ENDED      YEARS ENDED       JULY 2, 1992#
    NOVEMBER 30,          MAY 31,         NOVEMBER 30,                  TO         MAY 31,     NOVEMBER 30,            TO
----------------------     1995     ----------------------------   NOVEMBER 30,     1995     ------------------   NOVEMBER 30,
   1986        1985     (UNAUDITED)  1994       1993      1992         1991      (UNAUDITED)  1994       1993         1992
----------  ----------  ----------- -------   --------  --------  -------------- ----------- -------   --------  --------------
$    10.18  $     9.78    $  8.50   $ 10.03   $   9.98  $   9.98     $  9.59       $  8.49   $ 10.02   $   9.98     $  10.13
----------  ----------    -------   -------   --------  --------     -------       -------   -------   --------     --------
      0.96        1.03       0.27      0.53       0.60      0.67        0.29          0.28      0.55       0.62         0.25
      0.32        0.63       0.45     (1.53)      0.05      0.01        0.39          0.45     (1.53)      0.04        (0.15)
----------  ----------    -------   -------   --------  --------     -------       -------   -------   --------     --------
      1.28        1.66       0.72     (1.00)      0.65      0.68        0.68          0.73     (0.98)      0.66         0.10
----------  ----------    -------   -------   --------  --------     -------       -------   -------   --------     --------
     (0.96)      (1.03)     (0.27)    (0.53)     (0.60)    (0.68)      (0.29)        (0.28)    (0.55)     (0.62)       (0.25)
     (0.23)      (0.23)       --        --         --        --          --            --        --         --           --
       --          --         --        --         --        --          --            --        --         --           --
----------  ----------    -------   -------   --------  --------     -------       -------   -------   --------     --------
     (1.19)      (1.26)     (0.27)    (0.53)     (0.60)    (0.68)      (0.29)        (0.28)    (0.55)     (0.62)       (0.25)
----------  ----------    -------   -------   --------  --------     -------       -------   -------   --------     --------
$    10.27  $    10.18    $  8.95   $  8.50   $  10.03  $   9.98     $  9.98       $  8.94   $  8.49   $  10.02     $   9.98
==========  ==========    =======   =======   ========  ========     =======       =======   =======   ========     ========
     13.51%      18.23%      8.66%   (10.31)%     6.57%     6.98%       6.78%         8.81%   (10.08)%     6.75%        0.62%
==========  ==========    =======   =======   ========  ========     =======       =======   =======   ========     ========
$3,139,662  $1,646,231    $91,314   $99,581   $161,158  $132,357     $23,532       $58,050   $68,400   $143,473     $127,026
      0.66%       0.68%      1.78%*    1.72%      1.66%     1.67%       1.68%*        1.52%*    1.45%      1.40%        1.44%*
      9.35%      10.04%      6.25%*    5.71%      5.79%     6.38%       6.40%*        6.55%*    5.99%      6.06%        6.13%*
    224.38%     255.67%     91.33%   358.07%     83.13%    28.33%      71.22%        91.33%   358.07%     83.13%       28.33%

                                 -------------
                               Prospectus Page 11

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                              Financial Highlights
                                  (Continued)
 ----------------------------------------------------------------------------

                                                     INVESTMENT GRADE INCOME FUND
                          --------------------------------------------------------------------------------------------
                                                                CLASS A
                          --------------------------------------------------------------------------------------------

                          FOR THE SIX
                            MONTHS
                             ENDED                        FOR THE YEARS ENDED NOVEMBER 30,
                            MAY 31,    -------------------------------------------------------------------------------
                             1995
                          (UNAUDITED)    1994       1993      1992      1991      1990      1989      1988      1987
                          -----------  --------   --------  --------  --------  --------  --------  --------  --------
Net asset value,
 beginning of period....   $   9.67    $  11.08   $  10.38  $  10.17  $   9.50  $   9.82  $   9.53  $   9.42  $  10.74
                           --------    --------   --------  --------  --------  --------  --------  --------  --------
 NET INCREASE (DECREASE)
 FROM INVESTMENT
 OPERATIONS:
Net investment income...       0.39        0.77       0.79      0.81      0.82      0.84      0.86      0.83      0.88
Net realized and
 unrealized gains
 (losses) from
 investment
 transactions...........       0.74       (1.41)      0.70      0.22      0.66     (0.33)     0.27      0.10     (1.15)
                           --------    --------   --------  --------  --------  --------  --------  --------  --------
Net increase (decrease)
 in net asset value
 resulting from
 operations.............       1.13       (0.64)      1.49      1.03      1.48      0.51      1.13      0.93     (0.27)
                           --------    --------   --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS:
Dividends from net
 investment income......      (0.39)      (0.77)     (0.79)    (0.82)    (0.81)    (0.83)    (0.84)    (0.81)    (0.92)
Distributions from net
 realized gains from
 investment
 transactions...........        --          --         --        --        --        --        --        --      (0.08)
Return of capital.......        --          --         --        --        --        --        --      (0.01)    (0.05)
                           --------    --------   --------  --------  --------  --------  --------  --------  --------
Total dividends and
 distributions to
 shareholders...........      (0.39)      (0.77)     (0.79)    (0.82)    (0.81)    (0.83)    (0.84)    (0.82)    (1.05)
                           --------    --------   --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 period.................   $  10.41    $   9.67   $  11.08  $  10.38  $  10.17  $   9.50  $   9.82  $   9.53  $   9.42
                           ========    ========   ========  ========  ========  ========  ========  ========  ========
Total investment
 return (1).............      11.96%      (5.99)%    14.77%    10.39%    16.17%     5.55%    12.28%    10.24%    (2.69)%
                           ========    ========   ========  ========  ========  ========  ========  ========  ========
RATIOS/SUPPLEMENTAL DA-
 TA:
Net assets, end of
 period
 (000's omitted)........   $271,463    $271,553   $204,418  $197,795  $220,216  $225,424  $269,381  $334,106  $543,919
Ratio of expenses to
 average net assets.....       0.96%*      0.97%      0.96%     1.01%     0.91%     0.66%     0.65%     0.70%     0.72%
Ratio of net investment
 income to
 average net assets.....       7.74%*      7.50%      7.24%     7.81%     8.32%     8.76%     8.96%     8.83%     8.67%
Portfolio turnover rate.      68.32%     142.15%     27.25%    43.88%    45.68%    31.42%    46.99%    34.61%    87.53%

-------
# Commencement of offering of shares.
 * Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A and Class B shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Formerly Class D shares.
                                 -------------
                               Prospectus Page 12

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                              Financial Highlights
                                  (Continued)
 ----------------------------------------------------------------------------

                                        INVESTMENT GRADE INCOME FUND
----------------------------------------------------------------------------------------------------------------------
     CLASS A                             CLASS B                                         CLASS C (2)
------------------  ----------------------------------------------------- --------------------------------------------

  FOR THE YEARS     FOR THE SIX         FOR THE                FOR THE    FOR THE SIX     FOR THE           FOR THE
 ENDED NOVEMBER       MONTHS          YEARS ENDED              PERIOD       MONTHS      YEARS ENDED         PERIOD
       30,             ENDED         NOVEMBER 30,           JULY 1, 1991#    ENDED     NOVEMBER 30,      JULY 2, 1992#
------------------    MAY 31,   --------------------------       TO         MAY 31,   -----------------       TO
                       1995                                 NOVEMBER 30,     1995                        NOVEMBER 30,
  1986      1985    (UNAUDITED)  1994      1993     1992        1991      (UNAUDITED)  1994      1993        1992
--------  --------  ----------- -------   -------  -------  ------------- ----------- -------   -------  -------------
$  10.27  $   9.81    $  9.67   $ 11.07   $ 10.38  $ 10.17     $ 9.79       $  9.67   $ 11.08   $ 10.38     $ 10.48
--------  --------    -------   -------   -------  -------     ------       -------   -------   -------     -------
    1.00      1.06       0.35      0.69      0.71     0.73       0.31          0.36      0.72      0.74        0.28
    0.69      0.71       0.74     (1.40)     0.69     0.22       0.38          0.74     (1.41)     0.70       (0.10)
--------  --------    -------   -------   -------  -------     ------       -------   -------   -------     -------
    1.69      1.77       1.09     (0.71)     1.40     0.95       0.69          1.10     (0.69)     1.44        0.18
--------  --------    -------   -------   -------  -------     ------       -------   -------   -------     -------
   (1.00)    (1.06)     (0.35)    (0.69)    (0.71)   (0.74)     (0.31)        (0.36)    (0.72)    (0.74)      (0.28)
   (0.22)    (0.25)       --        --        --       --         --            --        --        --          --
     --        --         --        --        --       --         --            --        --        --          --
--------  --------    -------   -------   -------  -------     ------       -------   -------   -------     -------
   (1.22)    (1.31)     (0.35)    (0.69)    (0.71)   (0.74)     (0.31)        (0.36)    (0.72)    (0.74)      (0.28)
--------  --------    -------   -------   -------  -------     ------       -------   -------   -------     -------
$  10.74  $  10.27    $ 10.41   $  9.67   $ 11.07  $ 10.38     $10.17       $ 10.41   $  9.67   $ 11.08     $ 10.38
========  ========    =======   =======   =======  =======     ======       =======   =======   =======     =======
   17.36%    19.44%     11.55%    (6.60)%   13.81%    9.56%      6.76%        11.69%    (6.40)%   14.21%       1.32%
========  ========    =======   =======   =======  =======     ======       =======   =======   =======     =======
$474,632  $213,789    $74,624   $69,359   $52,301  $20,862     $5,368       $41,042   $45,473   $47,527     $16,067
    0.68%     0.78%      1.70%*    1.72%     1.70%    1.74%      1.67%*        1.46%*    1.45%     1.44%       1.49%*
    9.27%    10.55%      7.00%*    6.73%     6.40%    6.88%      6.87%*        7.28%*    6.99%     6.61%       6.83%*
   80.72%   166.30%     68.32%   142.15%    27.25%   43.88%     45.68%        68.32%   142.15%    27.25%      43.88%

                                 -------------
                               Prospectus Page 13

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                              Financial Highlights
                                  (Continued)
 ----------------------------------------------------------------------------

                                                           HIGH INCOME FUND
                          ----------------------------------------------------------------------------------------------
                                                                CLASS A
                          ----------------------------------------------------------------------------------------------
                            FOR THE
                          SIX MONTHS
                             ENDED                        FOR THE YEARS ENDED NOVEMBER 30,
                            MAY 31,    ---------------------------------------------------------------------------------
                             1995
                          (UNAUDITED)    1994       1993      1992      1991      1990       1989       1988      1987
                          -----------  --------   --------  --------  --------  --------   --------   --------  --------
Net asset value,
 beginning of period....   $   7.14    $   8.73   $   7.92  $   7.30  $   5.61  $   7.47   $   8.60   $   8.94  $  10.46
                           --------    --------   --------  --------  --------  --------   --------   --------  --------
NET INCREASE (DECREASE)
 FROM INVESTMENT
 OPERATIONS:
Net investment income...       0.41        0.86       0.89      0.98      0.98      0.99       1.10       1.18      1.23
Net realized and
 unrealized gains
 (losses) from
 investment
 transactions...........       0.10       (1.59)      0.83      0.61      1.69     (1.88)     (1.15)     (0.33)    (1.39)
                           --------    --------   --------  --------  --------  --------   --------   --------  --------
Net increase (decrease)
 in net asset value
 resulting from
 operations.............       0.51       (0.73)      1.72      1.59      2.67     (0.89)     (0.05)      0.85     (0.16)
                           --------    --------   --------  --------  --------  --------   --------   --------  --------
LESS DISTRIBUTIONS:
Dividends from net
 investment income......      (0.41)      (0.86)     (0.91)    (0.97)    (0.98)    (0.97)     (1.08)     (1.19)    (1.28)
Distributions from net
 realized gains from
 investment
 transactions...........        --          --         --        --        --        --         --         --      (0.08)
                           --------    --------   --------  --------  --------  --------   --------   --------  --------
Total dividends and
 distributions to
 shareholders...........      (0.41)      (0.86)     (0.91)    (0.97)    (0.98)    (0.97)     (1.08)     (1.19)    (1.36)
                           --------    --------   --------  --------  --------  --------   --------   --------  --------
Net asset value, end of
 period.................   $   7.24    $   7.14   $   8.73  $   7.92  $   7.30  $   5.61   $   7.47   $   8.60  $   8.94
                           ========    ========   ========  ========  ========  ========   ========   ========  ========
Total investment return
 (1)....................       7.51%      (9.20)%    22.89%    22.99%    51.11%   (12.95)%    (0.76)%     9.81%    (2.28)%
                           ========    ========   ========  ========  ========  ========   ========   ========  ========
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000 omitted)...   $270,426    $268,397   $360,281  $279,685  $243,210  $184,990   $322,426   $532,450  $683,692
Ratio of expenses to
 average net assets.....       0.94%*      0.91%      0.93%     0.98%     1.05%     0.85%      0.71%      0.70%     0.67%
Ratio of net investment
 income to average net
 assets.................      11.72%*     10.43%     10.61%    12.68%    15.12%    15.20%     13.50%     13.55%    12.05%
Portfolio turnover rate.      41.28%     155.77%    182.26%   185.43%   116.97%   109.68%    131.88%    111.31%   145.39%

-------
 # Commencement of offering of shares.
 * Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for Class A and Class B shares would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Formerly Class D shares.
                                 -------------
                               Prospectus Page 14

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                              Financial Highlights
                                  (Continued)
 ----------------------------------------------------------------------------

                                               HIGH INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
     CLASS A                             CLASS B                                           CLASS C (2)
------------------  ------------------------------------------------------- ----------------------------------------------


  FOR THE YEARS       FOR THE                                    FOR THE      FOR THE      FOR THE YEARS
      ENDED         SIX MONTHS      FOR THE YEARS ENDED           PERIOD    SIX MONTHS         ENDED            FOR THE
  NOVEMBER 30,         ENDED           NOVEMBER 30,              JULY 1,       ENDED       NOVEMBER 30,       PERIOD JULY
------------------    MAY 31,    ----------------------------    1991# TO     MAY 31,    -------------------  2, 1992# TO
                       1995                                    NOVEMBER 30,    1995                           NOVEMBER 30,
  1986      1985    (UNAUDITED)    1994       1993     1992        1991     (UNAUDITED)    1994       1993        1992
--------  --------  -----------  --------   --------  -------  ------------ -----------  --------   --------  ------------
$  10.21  $   9.86   $   7.14    $   8.72   $   7.91  $  7.29    $  6.85     $   7.15    $   8.74   $   7.92    $  7.80
--------  --------   --------    --------   --------  -------    -------     --------    --------   --------    -------
    1.30      1.25       0.39        0.80       0.83     0.92       0.41         0.40        0.82       0.85       0.33
    0.39      0.50       0.08       (1.58)      0.82     0.61       0.44         0.09       (1.59)      0.82       0.11
--------  --------   --------    --------   --------  -------    -------     --------    --------   --------    -------
    1.69      1.75       0.47       (0.78)      1.65     1.53       0.85         0.49       (0.77)      1.67       0.44
--------  --------   --------    --------   --------  -------    -------     --------    --------   --------    -------
   (1.30)    (1.25)     (0.38)      (0.80)     (0.84)   (0.91)     (0.41)       (0.39)      (0.82)     (0.85)     (0.32)
   (0.14)    (0.15)       --          --         --       --         --           --          --         --         --
--------  --------   --------    --------   --------  -------    -------     --------    --------   --------    -------
   (1.44)    (1.40)     (0.38)      (0.80)     (0.84)   (0.91)     (0.41)       (0.39)      (0.82)     (0.85)     (0.32)
--------  --------   --------    --------   --------  -------    -------     --------    --------   --------    -------
$  10.46  $  10.21   $   7.23    $   7.14   $   8.72  $  7.91    $  7.29     $   7.25    $   7.15   $   8.74    $  7.92
========  ========   ========    ========   ========  =======    =======     ========    ========   ========    =======
   17.31%    18.91%      6.96%      (9.77)%    21.89%   22.07%     11.93%        7.23%      (9.62)%    22.19%      5.21%
========  ========   ========    ========   ========  =======    =======     ========    ========   ========    =======
$770,137  $128,810   $244,748    $235,480   $286,525  $99,645    $18,274     $121,560    $115,196   $176,161    $35,992
    0.69%     0.78%      1.69%*      1.64%      1.66%    1.70%      1.73%*       1.45%*      1.38%      1.39%      1.45%*
   12.07%    12.15%     10.97%*      9.66%      9.69%   11.42%     12.43%*      11.17%*      9.91%      9.81%     10.67%*
  169.38%   117.72%     41.28%     155.77%    182.26%  185.43%    116.97%       41.28%     155.77%    182.26%    185.43%

                                 -------------
                               Prospectus Page 15

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND

                            Flexible Pricing System
 ----------------------------------------------------------------------------

DIFFERENCES AMONG THE CLASSES

  The primary distinctions among the Classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. These differences are summarized in the table below. Each Class has distinct advantages and disadvantages for different investors, and investors may choose the Class that best suits their circumstances and objectives.

                                       ANNUAL 12B-1 FEES (AS A %
                                       OF AVERAGE DAILY NET
                 SALES CHARGE          ASSETS)                         OTHER INFORMATION
                 ------------          -------------------------       -----------------
CLASS A  Maximum initial sales charge  Service fee of 0.25%      Initial sales charge waived
         of 4% of the public offering                            or reduced for certain
         price                                                   purchases
CLASS B  Maximum contingent deferred   Service fee of 0.25%;     Shares convert to Class A
         sales charge of 5% upon       distribution fee of       shares approximately six
         redemption; declines to zero  0.75%                     years after issuance
         after six years
CLASS C  Contingent deferred sales     Service fee of 0.25%;                  --
         charge of 0.75% upon          distribution fee of
         redemption for first year     0.50%

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES

In deciding which Class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances.

SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 4% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class B shares are sold with no initial sales charge, but a contingent deferred sales charge of up to 5% applies to most redemptions made within six years of purchase. Class C shareholders pay no initial sales charges, although a contingent deferred sales charge of 0.75% applies to most redemptions made within one year after purchase. Thus, the entire amount of a Class B or Class C shareholder's purchase price is immediately invested in the Fund.

WAIVERS AND REDUCTIONS OF CLASS A SALES CHARGES. Class A share purchases over $100,000 and Class A share purchases made under a Fund's reduced sales charge plan may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.

The entire initial sales charge on Class A shares is waived for certain eligible purchasers. Because Class A shares bear lower ongoing annual expenses than Class B shares or Class C shares, investors eligible for complete waivers should purchase Class A shares.

ONGOING ANNUAL EXPENSES. Class A, B and C shares of each Fund pay an annual 12b-1 service fee of 0.25% of average daily net assets. Class B shares pay an annual 12b-1 distribution fee of 0.75%, and Class C shares pay an annual 12b-1 distribution fee of 0.50%, of average daily net assets. Annual 12b-1 distribution fees are a form of asset-based sales charge. An investor should consider both ongoing annual expenses and initial or contingent sales charges in estimating the costs of investing in the respective Classes of Fund shares over various time periods.

For example, assuming a constant net asset value, the cumulative distribution fees on a Fund's Class B and Class C shares would approximate
                                 -------------
                               Prospectus Page 16

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND

the expenses of the 4% maximum initial sales charge on the Class A shares if the shares were held for approximately 5 1/2 years in the case of the Class B shares and approximately 8 years in the case of the Class C shares. Class B shares convert to Class A shares (which do not bear the expense of ongoing distribution fees) approximately six years after purchase. The cumulative distribution fees on a Fund's Class C shares would approximate the cumulative distribution fees on the Class B shares if the shares were held for 9 years. Thus, an investor who would be subject to the maximum initial sales charge on Class A shares and who expects to hold shares of a Fund for less than 9 years generally should expect to pay the lowest cumulative expenses by purchasing Class C shares.

The foregoing examples do not reflect, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption or over time, nor can they reflect fluctuations in the net asset value of Fund shares, which will affect the actual amount of expenses paid. Expenses borne by Classes may differ slightly because of the allocation of other Class-specific expenses. The "Example of Effect of Fund Expenses" under "Prospectus Summary" shows for each Fund the cumulative expenses an investor would pay over time on a hypothetical investment in each Class of Fund shares, assuming an annual return of 5%.

OTHER INFORMATION

PaineWebber investment executives may receive different levels of compensation for selling one particular Class of Fund shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate Mitchell Hutchins for distribution services.

See "Purchases," "Redemptions" and "Management" for a more complete description of the initial and contingent deferred sales charges, service fees and distri-bution fees for Class A, B and C shares of each Fund. See also "Conversion of Class B Shares," "Dividends and Taxes" and "General Information" for other dif-ferences among the three Classes.
--------------------------------------------------------------------------------

                       Investment Objectives and Policies
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND PRIMARY INVESTMENTS

The investment objective of U.S. GOVERNMENT INCOME FUND is to provide high current income consistent with the preservation of capital and liquidity. The Fund invests primarily in U.S. government securities.

The investment objective of INVESTMENT GRADE INCOME FUND is to provide high current income consistent with the preservation of capital and liquidity. The Fund invests in a diversified range of investment grade bonds and other fixed income securities.

The investment objective of HIGH INCOME FUND is to provide the highest level of current income available without undue risk. The Fund invests in a diversified range of high risk, high yield medium to lower quality bonds.

There can be no assurance that any Fund will achieve its investment objective. Each Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment limitations as described in the Statement of Additional Information are fundamental policies and may not be changed without shareholder approval. In addition, U.S. Government Income Fund's policy of normally concentrating at least 25% of its total assets in mortgage- and asset-backed securities is fundamental and may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of trustees without shareholder approval.

U.S. GOVERNMENT INCOME FUND

Under normal conditions, U.S. Government Income Fund invests at least 65% of its total assets in U.S. government securities, including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government mortgage-backed securities"), other obligations issued or
                                 -------------
                               Prospectus Page 17

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND

guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect to those securities. Up to 35% of the Fund's total assets may be invested in mortgage-and asset-backed securities that are issued by private issuers and that at the time of purchase have been rated AAA by S&P or Aaa by Moody's, have an equivalent rating from another NRSRO or, if unrated, have been determined by Mitchell Hutchins to be of comparable quality. As a matter of fundamental policy, the Fund normally concentrates at least 25% of its total assets in mortgage- and asset-backed securities issued or guaranteed by private issuers or by agencies or instrumentalities of the U.S. government. In addition, the Fund may invest up to 5% of its total assets in investment grade corporate bonds. (See "Investment Grade Income Fund" below for a definition of "investment grade.")

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. The U.S. government mortgage-backed securities in which U.S. Government Income Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Other mortgage-backed securities, in which the Fund may invest up to 35% of its total assets, are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. For more information concerning the types of mortgage-backed securities in which the Fund may invest, see Appendix A to this Prospectus.

U.S. Government Income Fund's policy of investing at least 25% of its total assets in mortgage- and asset-backed securities has the effect of increasing the Fund's exposure to the risks related to such securities and might cause the Fund's net asset value per share to fluctuate more than otherwise would be the case. See "Risks of Mortgage- and Asset-Backed Securities."

Non-mortgage-related U.S. government securities in which U.S. Government Income Fund may invest include U.S. Treasury obligations and other obligations backed by the full faith and credit of the U.S. government and securities that are supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Resolution Funding Corporation, the Student Loan Marketing Association, the Federal Home Loan Banks and the Tennessee Valley Authority.

U.S. Government Income Fund may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The SEC staff currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. As long as the SEC takes this position, Certificates of Accrual Treasury Securities ("CATS") and Treasury Income Growth Receipts ("TIGRs") that are not issued through the U.S. Treasury will not be counted as U.S. government securities for purposes of the 65% investment requirement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer or other credit enhancements may be present.
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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

U.S. Government Income Fund also may seek to enhance income or to reduce the risks associated with ownership of the securities in which it invests through the use of options, futures contracts, options on futures contracts, interest rate protection transactions, dollar rolls and reverse repurchase agreements. See "Hedging and Related Income Strategies" and "Dollar Rolls and Reverse Repurchase Agreements."

INVESTMENT GRADE INCOME FUND

Investment Grade Income Fund invests in a diversified range of investment grade bonds and other fixed income securities. Investment grade bonds are those bonds that, at the time of purchase, are assigned one of the four highest grades by S&P or Moody's, are comparably rated by another NRSRO or, if unrated, are determined by Mitchell Hutchins to be of comparable quality to such rated securities. Under normal circumstances, the Fund invests at least 65% of its total assets in investment grade corporate bonds and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Up to 35% of the Fund's total assets may be invested in corporate bonds that are below investment grade, preferred stocks, convertible securities, certain mortgage- and asset-backed securities described below, commercial paper or variable amount master notes issued by companies having at the time of purchase an issue of outstanding debt securities rated investment grade by S&P or Moody's or commercial paper rated A-1 by S&P or P-1 by Moody's, and other money market instruments, including repurchase agreements. Up to 10% of the Fund's total assets may be invested in U.S. dollar-denominated securities of foreign issuers the value of which is linked to the value of foreign currencies. The Fund may also seek to enhance income or to reduce the risks associated with ownership of the securities in which it invests through the use of options, futures contracts, options on futures contracts and interest rate protection transactions. See "Hedging and Related Income Strategies."

Investment Grade Income Fund may invest in mortgage-backed securities that are issued or guaranteed as to the payment of principal and interest (but not as to market value) by the U.S. government, its agencies or instrumentalities or issued by private issuers and rated in the four highest ratings of S&P or Moody's. The Fund also may invest in asset-backed securities that are rated in the two highest ratings assigned by S&P or Moody's. See "Risk Factors." The Fund may invest up to 10% of its total assets in classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying mortgage assets. See "Other Investment Policies and Risk Factors--Risks of Mortgage- and Asset-Backed Securities."

During its 1994 fiscal year, Investment Grade Income Fund had 100% of its average annual net assets in debt securities that received a rating from S&P or Moody's or another NRSRO and 0% of its average annual net assets in debt securities that were not so rated. The Fund had the following percentages of its average annual net assets invested in rated securities: AAA/Aaa (including cash items)--16.5, AA/Aa--5.4%, A/A--29.9%, BBB/Baa--29.9%, BB/Ba--10.0%, B/B--
8.1% and CCC/Caa--0.2%. It should be noted that this information reflects the average composition of the Fund's assets during the fiscal year ended November 30, 1994 and is not necessarily representative of the Fund's assets as of the end of that fiscal year, the current fiscal year or at any time in the future.

HIGH INCOME FUND

High Income Fund invests in a diversified range of high risk, high yield medium to lower quality bonds. Generally, higher yielding bonds carry ratings assigned by S&P, Moody's or another NRSRO that are lower than those assigned to investment grade bonds, or are unrated, and thus carry higher investment risk than investment grade bonds. See "Risk Factors." Under normal circumstances, at least 65% of the Fund's assets are invested in high risk, high yielding, income producing corporate debt securities that at the time of purchase are rated B or better by S&P or Moody's, comparably rated by another NRSRO or are unrated but determined to be of comparable quality by Mitchell Hutchins. Up to 35% of the Fund's total assets may be invested in debt securities rated below B by S&P or Moody's or comparably rated by another NRSRO, preferred stocks, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, equity securities (including common stocks, warrants and rights) when attached to fixed income securities or as a part of a unit including fixed income securities, or in connection with a conversion or exchange of fixed income securities and money market instruments, including repurchase agreements. The Fund will not invest more than 5% of its total assets in the securities
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                               Prospectus Page 19
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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

of a single issuer. The Fund may invest in securities selling at a substantial discount from par; such securities carry with them the potential for capital gain, but will not normally be purchased unless they also provide a high level of current income. The Fund may invest up to 25% of its net assets in securities of foreign issuers, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar. The Fund may also seek to enhance income or to reduce the risks associated with ownership of the debt securities in which it invests through the use of options, futures contracts, options on futures contracts, forward currency contracts and interest rate protection transactions. See "Hedging and Related Income Strategies."

During its 1994 fiscal year, High Income Fund had 70.82% of its average annual net assets in debt securities that received a rating from S&P or Moody's or another NRSRO and 22.7% of its average annual net assets in debt securities that were not so rated. The Fund had the following percentages of its average annual net assets invested in rated securities: AAA/Aaa (including cash items)--3.94%, AA/Aa--0%, A/A--0%, BBB/Baa--0%, BB/Ba--4.53%, B/B--47.85%,
CCC/Caa--13.36%, CC--0.68%, C--0.26% and D--0.20%. It should be noted that this information reflects the average composition of the Fund's assets during the fiscal year ended November 30, 1994 and is not necessarily representative of the Fund's assets as of the end of that fiscal year, the current fiscal year or at any time in the future.

OTHER INVESTMENT POLICIES AND RISK FACTORS

RISK FACTORS. Each Fund's net asset value fluctuates based on changes in the value of its portfolio securities. Neither the issuance by, nor the guarantee of, a U.S. government agency nor even the highest rating by a NRSRO constitutes assurance that the security will not fluctuate in value or that a Fund will receive the originally anticipated yield on the security. An investment in a Fund also is subject to the risks discussed below.

INTEREST RATE SENSITIVITY. The investment income of each Fund is based on the income earned on the securities it holds, less expenses incurred; thus, each Fund's investment income may be expected to fluctuate in response to changes in such expenses or income. For example, the investment income of a Fund may be affected if it experiences a net inflow of new money that is then invested in securities whose yield is higher or lower than that earned on then-current investments. Generally, the value of the debt securities held by the Funds, and thus the net asset value per share of each Fund, will rise when interest rates decline. Conversely, when interest rates rise, the value of fixed income securities, and thus the net asset value per share of each Fund, may be expected to decline.

--RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of the mortgage- and asset-backed securities in which U.S. Government Income Fund and Investment Grade Income Fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly
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                               Prospectus Page 20
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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The rate of interest payable on CMO classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or discount from, par value. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the underlying mortgage assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal but none of the interest (the principal-only or "PO" class). IOs and POs may also be created from mortgage-backed securities that are not CMOs. The yields on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, an investor may fail to recoup fully his or her initial investment even if the security is government issued or guaranteed or is rated AAA or the equivalent.

Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e. the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities in which U.S. Government Income Fund and Investment Grade Income Fund may invest, including IO and PO classes of mortgage-backed securities and inverse floating rate securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins seeks to manage each Fund so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objective. If market interest rates or other factors that affect the volatility of securities held by a Fund change in ways that Mitchell Hutchins does not anticipate, the Fund's ability to meet its investment objective may be reduced.

See Appendix A to this Prospectus for more information concerning the types of mortgage-backed securities in which U.S. Government Income Fund and Investment Grade Income Fund may invest.

--RISKS OF LOWER RATED SECURITIES. High Income Fund may invest all of its assets in corporate bonds rated below investment grade and Investment Grade Income Fund may invest up to 35% of its assets in such bonds. Investment Grade Income Fund must normally invest at least 65% of its assets in debt securities rated investment grade and U.S. Government Income Fund may invest up to 5% of its total assets in such securities. Investment grade bonds include debt securities rated BBB by S&P, Baa by Moody's or comparably rated by another NRSRO. Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as "junk bonds." Investment Grade Income Fund and High Income Fund each may invest up to 35% of its assets in debt securities rated lower than B, which include securities that are in default or face the risk of default with respect to the payment of principal or interest. Such securities are generally unsecured and are often subordinated to other
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INCOME FUND

creditors of the issuer. To the extent a Fund is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, the Fund may incur additional expenses and may have limited legal recourse in the event of a default. Investment Grade Income Fund and High Income Fund are also permitted to purchase debt securities that are not rated by a NRSRO but that Mitchell Hutchins determines to be of comparable quality to that of rated securities in which those Funds may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 35% of Investment Grade Income Fund's total assets (5% of total assets for U.S. Government Income Fund) is held in securities rated below investment grade and comparable unrated securities, Mitchell Hutchins will engage in an orderly disposition of such securities to the extent necessary to reduce the Fund's holdings of these securities to 35% of total assets (5% of total assets for U.S. Government Income Fund) or less.

Ratings of debt securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Mitchell Hutchins would consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates. See Appendix B to this Prospectus for further information regarding S&P's and Moody's ratings.

Lower rated debt securities generally offer a higher current yield than that available from higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

The market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

Although Mitchell Hutchins will attempt to minimize the speculative risks associated with investments in such securities through diversification, credit analysis and attention to current trends in interest rates and other factors, investors should carefully review the objectives and policies of Investment Grade Income Fund and High Income Fund and consider their ability to assume the investment risks involved before making an investment in these Funds.

--RISKS OF ZERO COUPON SECURITIES. Each Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. High Income Fund may also invest in zero coupon securities of corporate issuers and other securities that are issued with original issue
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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

discount ("OID") and payment-in-kind ("PIK") securities. Federal tax law requires that a holder of a security with OID accrue a portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the investing Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities. Similarly, while PIK securities may pay interest in the form of additional securities rather than cash, that interest must be included in High Income Fund's annual income.

Companies such as the Funds, which seek to qualify for pass-through federal income tax treatment as regulated investment companies, must distribute substantially all of their net investment income each year, including non-cash income. Accordingly, each Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK securities. See "Taxes" in the Statement of Additional Information. Those dividends will be paid from the cash assets of a Fund or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so. Zero coupon and PIK securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

--RISKS OF FOREIGN SECURITIES. Investment Grade Income Fund may invest up to 10% of its net assets in U.S. dollar-denominated securities of foreign issuers or foreign branches of U.S. banks that are traded in the U.S. securities markets or in U.S. dollar-denominated securities, the value of which is linked to the value of foreign currencies. High Income Fund may invest up to 25% of its net assets in securities of foreign issuers, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar. The foreign securities in which these Funds may invest involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Individual foreign economies may differ favorably or unfavorably from the U.S. economy. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Foreign securities may from time to time be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers.

High Income Fund and Investment Grade Income Fund may each invest in dollar-denominated securities whose value is linked to the value of foreign currencies, and High Income Fund may invest in non-U.S. dollar denominated securities. Accordingly, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income to be distributed to shareholders by the Fund. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect the Fund.

The costs attributable to foreign investing that High Income Fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of securities in foreign countries exceed custodian costs related to domestic securities.

High Income Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for specific contemplated transactions. The Fund might also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to contemplated transactions or with respect to portfolio positions. For example, when Mitchell Hutchins anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of its securities denominated in that currency.

High Income Fund may use forward contracts in one currency or a basket of currencies to hedge
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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
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against fluctuations in the value of another currency when Mitchell Hutchins anticipates there will be a correlation between the two and may use forward currency contracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

High Income Fund may also write covered put and call options and purchase put and call options on foreign currencies to hedge against movements in currency exchange rates. The risks of these hedging strategies are similar to those of the other hedging strategies in which the Fund may engage, as described under "Hedging and Related Income Strategies." See the Statement of Additional Information for more information on currency hedging strategies.

HEDGING AND RELATED INCOME STRATEGIES. Each Fund may use options (both exchange-traded and over-the-counter ("OTC")), futures contracts and interest rate protection transactions to attempt to enhance income and to reduce the overall risk of its investments (hedge). Hedging strategies may be used in an attempt to manage a Fund's average duration and other risks of its investments, which can affect fluctuations in the Fund's net asset value. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The use of options and futures solely to enhance income may be considered a form of speculation. Appendix C to this Prospectus describes the hedging instruments that the Funds may use and the Statement of Additional Information contains further information on these strategies.

Each Fund may write (sell) covered call and put options, buy call and put options, buy and sell interest rate futures contracts and buy call or put options or write covered call options on such futures contracts. Each Fund may enter into options and futures contracts under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets.

The Funds may enter into interest rate protection transactions, including interest rate swaps, caps, collars and floors, to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. A Fund would use these transactions as a hedge and not as a speculative investment.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for a Fund, the Fund would be in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Funds' securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Fund to close out or to liquidate its hedged position.

DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS. U.S. Government Income Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold, but the Fund is compensated by the difference between the
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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

U.S. Government Income Fund may also enter into reverse repurchase agreements in which the Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed-upon date and price. The market value of securities sold under reverse repurchase agreements typically is greater than the proceeds of the sale, and, accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The dollar rolls and reverse repurchase agreements entered into by U.S. Government Income Fund normally will be arbitrage transactions in which the Fund will maintain an offsetting position in securities or repurchase agreements that mature on or before the settlement date on the related dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will mature on or before the settlement date of the related dollar roll or reverse repurchase agreement, Mitchell Hutchins believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Dollar rolls and reverse repurchase agreements will be considered to be borrowings and, accordingly, will be subject to U.S. Government Income Fund's limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund's total assets. The Fund will not enter into dollar rolls or reverse repurchase agreements, other than in arbitrage transactions as described above, in an aggregate amount in excess of 5% of the Fund's total assets. The Fund has no present intention to enter into dollar rolls other than in such arbitrage transactions, and it has no present intention to enter into reverse repurchase agreements other than in such arbitrage transactions or for temporary or emergency purposes. The Fund may borrow money for temporary or emergency purposes, but not in excess of an additional 5% of its total assets.

REPURCHASE AGREEMENTS. Each Fund may use repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to each Fund if the other party to the repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase debt securities, including mortgage- and asset-backed securities, on a "when-issued" basis or may purchase or sell securities for "delayed delivery." In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Fund generally would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counter party to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its
                                 -------------
                               Prospectus Page 25

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceeds its net assets.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Under current guidelines of the staff of the SEC, IOs and POs are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins has determined that they are liquid pursuant to guidelines established by the Trust's board of trustees. Illiquid securities also are considered to include, among other things, written OTC options, repurchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A" securities that Mitchell Hutchins has determined to be liquid under procedures approved by the Trust's board of trustees).

Rule 144A establishes a "safe harbor" from the requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities an the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

A Fund may not be able to sell illiquid securities when Mitchell Hutchins considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering the securities.

PORTFOLIO TURNOVER. Each Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate for a particular Fund (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by that Fund, and may increase the potential for short-term capital gains.

DERIVATIVES. The Funds may invest in instruments or securities that commonly are referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. Derivative instruments include options, futures contracts, interest rate protection contracts and similar instruments that may be used by the Funds in hedging and related income strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in Mitchell Hutchins' view, the derivative securities in which one or more of the Funds may invest include "stripped" securities, such as CATS and TIGRs, and specially structured types of mortgage- and asset-backed securities, such as IOs, POs and inverse floaters, and, in the case of High Income Fund, dollar-denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of the Funds.

OTHER INVESTMENT POLICIES. As noted above, Investment Grade Income Fund and High Income
                                 -------------
                               Prospectus Page 26

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

Fund each may invest up to 35% of its assets in money market instruments. In addition, when Mitchell Hutchins believes unusual circumstances warrant a defensive position, each Fund temporarily may commit all or any portion of its assets to cash or money market instruments. Such instruments may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, commercial paper rated at least A-1 by S&P or P-1 by Moody's (Investment Grade Income Fund) or without regard to rating (High Income Fund), bank certificates of deposit, bankers' acceptances and repurchase agreements secured by any of the foregoing. The money market investments of U.S. Government Income Fund will be limited to obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements secured by such obligations. The Funds may also engage in short sales of securities "against the box" to defer realization of gains or losses for tax purposes.

Investment Grade Income Fund and High Income Fund each may enter into reverse repurchase agreements with banks and dealers and may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets.

New types of mortgage- and asset-backed securities, derivative securities, hedging instruments and risk management techniques are developed and marketed from time to time. Each Fund may invest in these securities and instruments and use these techniques to the extent consistent with its investment objective and limitations and with regulatory and tax considerations.

--------------------------------------------------------------------------------

                                   Purchases
--------------------------------------------------------------------------------

GENERAL. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon most redemptions. Class B shares automatically convert to Class A shares approximately six years after issuance. Class C shares are sold without an initial but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge of 0.75% payable on most redemptions made within one year of purchase. Class C shares do not convert into another Class. See "Flexible Pricing System" and "Conversion of Class B Shares."

Shares of the Funds are available through PaineWebber and its correspondent firms or, for shareholders who are not PaineWebber clients, through the Transfer Agent. Investors may contact a local PaineWebber office to open an account. The minimum initial investment for each Fund is $1,000 and the minimum for additional purchases is $100. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, certain pension plans and retirement accounts and participants in the Funds' automatic investment plan. Purchase orders will be priced at the net asset value per share next determined (see "Valuation of Shares") after the order is received by PaineWebber's New York City offices or by the Transfer Agent, plus any applicable sales charge for Class A shares. Each Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing purchase orders, investors should specify whether the order is for Class A, Class B or Class C shares. All share purchase orders that fail to specify a Class will automatically be invested in Class A shares.

PURCHASES THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. Purchases through PaineWebber investment executives or correspondent firms may be made in person or by mail, telephone or wire; the minimum wire purchase is $1 million. Investment executives and correspondent firms are responsible for transmitting purchase orders to PaineWebber's New York City offices promptly. Investors may pay for purchases with checks drawn on U.S. banks or with funds held in brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third Business Day after the order is received at PaineWebber's New York City offices. A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ("NYSE") is open for business.
                                 -------------
                               Prospectus Page 27

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

PURCHASES THROUGH THE TRANSFER AGENT. Investors who are not PaineWebber clients may purchase shares of the Funds through the Transfer Agent. Shares of a Fund may be purchased, and an account with the Fund established, by completing and signing the purchase application at the end of this Prospectus and mailing it, together with a check to cover the purchase, to the Transfer Agent: PFPC Inc.,
Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. Subsequent investments need not be accompanied by an application.

INITIAL SALES CHARGE--CLASS A SHARES. The public offering price of Class A shares is the next determined net asset value, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:

                 INITIAL SALES CHARGE SCHEDULE--CLASS A SHARES

                           SALES CHARGE AS A PERCENTAGE          DISCOUNT TO
                                        OF                     SELECTED DEALERS
                          ----------------------------------   AS A PERCENTAGE
                          OFFERING     NET AMOUNT INVESTED       OF OFFERING
  AMOUNT OF PURCHASE       PRICE        (NET ASSET VALUE)           PRICE
  ------------------      --------     -------------------     ----------------
    Less than $100,000      4.00%             4.17%                  3.75%
  $100,000 to $249,999      3.00              3.09                   2.75
  $250,000 to $499,999      2.25              2.30                   2.00
  $500,000 to $999,999      1.75              1.78                   1.50
$1,000,000 and over(1)      None              None                   1.00

-------
(1) Mitchell Hutchins pays compensation to PaineWebber out of its own resources. Most redemptions of these shares within one year of purchase will be subject to a contingent deferred sales charge of 1.0%. See "Contingent Deferred Sales Charge--Class A Shares."

Mitchell Hutchins may at times agree to reallow a higher discount to PaineWebber, as exclusive dealer for each Fund's shares, than those shown above. To the extent PaineWebber or any dealer receives 90% or more of the sales charge, it may be deemed an "underwriter" under the 1933 Act.

REDUCED SALES CHARGE PLANS--CLASS A SHARES. If an investor or eligible group of related Fund investors purchases Class A shares of a Fund concurrently with Class A shares of other PaineWebber mutual funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. In addition, the right of accumulation permits a Fund investor or eligible group of related Fund investors to pay the lower sales charge applicable to larger purchases by basing the sales charge on the dollar amount of Class A shares currently being purchased, plus the net asset value of the investor's or group's total existing Class A shareholdings in other PaineWebber mutual funds.

An "eligible group of related Fund investors" includes an individual, the individual's spouse, parents and children, the individual's individual retirement account ("IRA"), certain companies controlled by the individual and employee benefit plans of those companies, and trusts or Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the individual or eligible group of individuals for the benefit of the individual and/or the individual's spouse, parents or children. The term also includes a group of related employers and one or more qualified retirement plans of such employers. For more information, an investor should consult the Statement of Additional Information or contact a PaineWebber investment executive or correspondent firm or the Transfer Agent.

SALES CHARGE WAIVERS--CLASS A SHARES. Class A shares of the Funds are available without a sales charge through exchanges for Class A shares of most other PaineWebber mutual funds. See "Exchanges." In addition, Class A shares may be purchased without a sales charge, and exchanges of any Class of shares made without the $5.00 exchange fee, by employees, directors and officers of PaineWebber or its affiliates, directors or trustees and officers of any PaineWebber mutual fund, their spouses, parents and children and advisory clients of Mitchell Hutchins. Class A shares may also be purchased without a sales charge by employee benefit plans qualified under section 401 or 403(b) of the Internal Revenue Code (the "Code"), including salary reduction plans qualified under section 401(k) of the Code, subject to minimum requirements established by Mitchell Hutchins with respect to number of employees or amount of purchase. Currently, the employers establishing the plan must have 100 or more eligible employees or the amount invested or to be invested during the subsequent 13-month period in the Fund or any other PaineWebber mutual fund must total at least $1 million. If investments by an employee benefit plan without a sales charge are made through a dealer (including PaineWebber) who has executed a dealer agreement with Mitchell Hutchins, Mitchell Hutchins may make a payment, out of its own resources, to the dealer in an amount not to exceed 1% of the amount invested.

                                 -------------
                               Prospectus Page 28

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

Class A shares of the Funds also may be purchased without a sales charge if the purchase is made through a PaineWebber investment executive who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, provided (1) the purchaser was the investment executive's client at the competing brokerage firm, (2) within 90 days of the purchase of Class A shares the purchaser redeemed shares of one or more mutual funds for which that competing firm or its affiliates was principal underwriter, provided the purchaser either paid a sales charge to invest in those funds, paid a contingent deferred sales charge upon redemption or held shares of those funds for the period required not to pay the otherwise applicable contingent deferred sales charge and (3) the total amount of shares of all PaineWebber mutual funds purchased under this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the competing firm's funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their PaineWebber investment executives for more information.

Certificate holders of unit investment trusts ("UITs") sponsored by PaineWebber may acquire Class A shares of any Fund without regard to minimum investment requirements and without sales charges by electing to have dividends and other distributions from their UIT investment automatically invested in Class A shares.

Class A shares may be acquired without a sales charge if issued by a Fund in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES. Class A shares purchased without an initial sales charge due to the sales charge waiver for purchases of $1 million or more and held less than one year are subject to a contingent deferred sales charge upon redemption equal to 1% of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class A shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class A shares of the other PaineWebber mutual fund were initially purchased without a sales charge, and Class A shares acquired through an exchange will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. Redemption order will be determined as described for Class B shares (see "Contingent Deferred Sales Charge--Class B Shares"). Class A shares held one year or longer and Class A shares acquired through reinvestment of dividends or capital gains distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for exchanges, as described below, and for most redemptions in connection with the systematic withdrawal plan. THIS CONTINGENT DEFERRED SALES CHARGE DOES NOT APPLY TO REDEMPTIONS OF CLASS A SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The public offering price of the Class B shares is the next determined net asset value, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon most redemptions of Class B shares.

The maximum contingent deferred sales charge for Class B shares equals 5% of the lower of (a) the net asset value of the shares at the time of purchase or
(b) the net asset value of the shares at the time of redemption. Class B shares held six years or longer and Class B shares acquired through reinvestment of dividends or capital gains distributions are not subject to the contingent deferred sales charge. The following table shows the contingent deferred sales charge percentages charged in each year following purchase:

                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                         REDEMPTION                             PERCENTAGE OF
                           DURING                              NET ASSET VALUE
                         ----------                          -------------------
1st Year Since Purchase.....................................           5%
2nd Year Since Purchase.....................................           4
3rd Year Since Purchase.....................................           3
4th Year Since Purchase.....................................           2
5th Year Since Purchase.....................................           2
6th Year Since Purchase.....................................           1
7th Year Since Purchase.....................................        None

                                 -------------
                               Prospectus Page 29

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing the reinvestment of dividends and capital gains distributions and then of other shares held by the shareholder for the longest period of time. The holding period of Class B shares acquired through an exchange with another PaineWebber mutual fund will be calculated from the date that the Class B shares were initially acquired in one of the other PaineWebber mutual funds, and Class B shares being redeemed will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges, as described below, and for most redemptions in connection with each Fund's systematic withdrawal plan. In addition, the contingent deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death. The contingent deferred sales charge will also be waived in connection with a lump-sum or other distribution in the case of an IRA, a self-employed individual retirement plan (so-called "Keogh Plan") or a custodial account under Section 403(b) of the Internal Revenue Code following attainment of age 59 1/2; any total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan; and a redemption resulting from a tax-free return of an excess contribution to an IRA.

Contingent deferred sales charge waivers will be granted subject to confirmation (by PaineWebber in the case of shareholders who are PaineWebber clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

PURCHASES OF CLASS C SHARES. The public offering price of the Class C shares is the next determined net asset value. No initial sales charge is imposed.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. Class C shares held less than one year will be subject to a contingent deferred sales charge on redemptions in an amount equal to .75% of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class C shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class C shares of the other PaineWebber mutual fund were initially purchased without a sales charge, and Class C shares will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. Redemption order will be determined as described for Class B shares (see "Contingent Deferred Sales Charge--Class B Shares"). Redemptions of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased that were subsequently exchanged into Class C shares of the Fund. Class C shares held one year or longer and Class C shares acquired through reinvestment of dividends or capital gains distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for exchanges, as described below, and for most redemptions in connection with the systematic withdrawal plan. THIS CONTINGENT DEFERRED SALES CHARGE DOES NOT APPLY TO REDEMPTIONS OF CLASS C SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.
                                 -------------
                               Prospectus Page 30

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND
--------------------------------------------------------------------------------

                                   Exchanges
--------------------------------------------------------------------------------

Shares of each Fund may be exchanged for shares of the corresponding Class of the other Funds or the PaineWebber mutual funds, or may be acquired through an exchange of shares of the corresponding Class of those funds. No initial sales charge is imposed on the shares being acquired, and no contingent deferred sales charge is imposed on the shares being disposed of, through an exchange. However, contingent deferred sales charges may apply to redemptions of shares of PaineWebber mutual funds acquired through an exchange. A $5.00 exchange fee is charged for each exchange, and exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

The other PaineWebber mutual funds, with which Fund shares may be exchanged include:

PAINEWEBBER INCOME FUNDS

  .Global Income Fund

  .Low Duration U.S. Government Income Fund

  .Strategic Income Fund

PAINEWEBBER TAX-FREE INCOME FUNDS

  .California Tax-Free Income Fund

  .Municipal High Income Fund

  .National Tax-Free Income Fund

  .New York Tax-Free Income Fund

PAINEWEBBER GROWTH FUNDS

  .Capital Appreciation Fund

  .Emerging Markets Equity Fund

  .Global Equity Fund

  .Growth Fund

  .Regional Financial Growth Fund

  .Small Cap Growth Fund

  .Small Cap Value Fund

PAINEWEBBER GROWTH AND INCOME FUNDS

  .Balanced Fund

  .Growth and Income Fund

  .Tactical Allocation Fund

  .Utility Income Fund

PAINEWEBBER MONEY MARKET FUND

PaineWebber clients must place exchange orders through their PaineWebber investment executives or correspondent firms unless the shares to be exchanged are held in certificate form. Shareholders who are not PaineWebber clients or who hold their shares in certificated form must place exchange orders in writing with the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received at PaineWebber's New York City offices or by the Transfer Agent. See "Valuation of Shares." Shares of the Funds purchased through PaineWebber or its correspondent firms may be exchanged only after the settlement date has passed and payment for such shares has been made.

OTHER EXCHANGE INFORMATION. This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules. See the Statement of Additional Information for further details. This exchange privilege is available only in those jurisdictions where the sale of the PaineWebber mutual fund shares to be acquired through such exchange may be legally made. Before making any exchange, shareholders should contact their PaineWebber investment executives or correspondent firms or the Transfer Agent to obtain more information and prospectuses of the PaineWebber mutual funds to be acquired through the exchange.
                                 -------------
                               Prospectus Page 31

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND
--------------------------------------------------------------------------------

                                  Redemptions
--------------------------------------------------------------------------------

Fund shares may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge) and redemption proceeds will be paid after receipt of a redemption request, as described below. PaineWebber clients may redeem non-certificated shares through PaineWebber or its correspondent firms; all other shareholders must redeem through the Transfer Agent. If a redeeming shareholder owns shares of more than one Class, the shares will be redeemed in the following order unless the shareholder specifically requests otherwise:
Class A shares, then Class C shares, and finally Class B shares.

REDEMPTION THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. PaineWebber clients may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As each Fund's agent, PaineWebber may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds (less any applicable contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.

PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

REDEMPTION THROUGH THE TRANSFER AGENT. Fund shareholders who are not PaineWebber clients or who wish to redeem certificated shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in "good order" and redemption proceeds will be paid within seven days of the receipt of the request. "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Shareholders are responsible for ensuring that a request for redemption is received in "good order."

ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder who holds non-certificated Fund shares may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm, or to the Transfer Agent if the shares are not held in a PaineWebber brokerage account. If a shareholder requests redemption of shares which were purchased recently, a Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund reserves the right to redeem all Fund shares in any shareholder account of less than $500 net asset value. If a Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to $500 or more within 60 days of the notice. A
                                 -------------
                               Prospectus Page 32

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Fund within 365 days of the redemption. To take advantage of this reinstatement privilege, shareholders must notify their PaineWebber investment executive or correspondent firm at the time the privilege is exercised.
--------------------------------------------------------------------------------

                          Conversion of Class B Shares
--------------------------------------------------------------------------------

A shareholder's Class B shares will automatically convert to Class A shares in the same Fund approximately six years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes on the first Business Day of the month in which the sixth anniversary of the issuance of the Class B shares occurs. See "Valuation of Shares." If a shareholder effects one or more exchanges among Class B shares of the PaineWebber mutual funds during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period.
--------------------------------------------------------------------------------

                         Other Services and Information
--------------------------------------------------------------------------------

Investors interested in the services described below should consult their PaineWebber investment executives or correspondent firms or call the Transfer Agent toll-free at 1-800-647-1568.

AUTOMATIC INVESTMENT PLAN. Shareholders may purchase shares of the Funds through an automatic investment plan, under which an amount specified by the shareholder of $50 or more each month will be sent to the Transfer Agent from the shareholder's bank for investment in a Fund. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of "dollar cost averaging." When under the plan a shareholder invests the same dollar amount each month, the shareholder will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own non-certificated Class A or Class C shares with a value of $5,000 or more or Class B shares with a value of $20,000 or more may have PaineWebber redeem a portion of their shares monthly, quarterly or semi-annually under the systematic withdrawal plan. Shareholders who participate in the systematic withdrawal plan must elect to have all dividends reinvested in additional shares of the same Class. The minimum amount for all withdrawals of Class A or Class C shares is $100, and minimum monthly, quarterly and semi-annual withdrawal amounts for Class B shares are $200, $400 and $600, respectively. Quarterly withdrawals are made in March, June, September and December, and semi-annual withdrawals are made in June and December. Provided that the shareholder does not withdraw an amount exceeding 12% (in the first year after purchase for
                                 -------------
                               Prospectus Page 33

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

Class A and Class C shares, annually for Class B shares) of his or her "Initial Account Balance," a term that means the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal plan, no contingent deferred sales charge is imposed on such withdrawals. A shareholder's participation in the systematic withdrawal plan will terminate automatically if the Initial Account Balance (plus the net asset value on the date of purchase of Fund shares acquired after the election to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, sales charges.

INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Funds may be purchased through IRAs available through the Funds. In addition, a Self-Directed IRA is available through PaineWebber under which investments may be made in the Funds as well as in other investments available through PaineWebber. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS. If a shareholder holding shares of a Fund in a
PaineWebber brokerage account transfers his or her brokerage account to another firm, the Fund shares normally will be transferred to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to a Fund, the shareholder may be able to hold Fund shares in an account with the other firm.
--------------------------------------------------------------------------------

                              Dividends and Taxes
--------------------------------------------------------------------------------

DIVIDENDS. Dividends from each Fund's net investment income are declared daily and paid monthly on or about the 15th day of each month. Net investment income includes accrued interest and discount, less amortization of premium and accrued expenses. High Income Fund may, but is not required to, distribute with any dividend all or a portion of any net realized gains from foreign currency transactions.

Substantially all of each Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, together with, for High Income Fund, any undistributed net realized gains from foreign currency transactions, are distributed annually. The Funds may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. While High Income Fund will not declare any dividend in excess of the amount of net investment income and net realized gains from foreign currency transactions available for distribution at the time of declaration, it is possible that net losses from foreign currency transactions after that time could convert a portion of such a dividend to a non-taxable return of capital.

Dividends and other distributions on all Classes of shares of a Fund are calculated at the same time and in the same manner. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because of the higher expenses resulting from distribution fees borne by the Class B and Class C shares. For the same reason, dividends on Class B shares are expected to be lower than those on Class C shares. Dividends on each Class also might be affected differently by the allocation of other Class-specific expenses. See "Valuation of Shares."

Shares purchased through PaineWebber investment executives and correspondent firms begin earning dividends on the Business Day following the date payment for such shares is due; shares purchased through the Transfer Agent begin earning dividends on the Business Day following the Transfer Agent's receipt of payment for such shares. Shares acquired through an exchange begin earning dividends on the Business Day following the day on which the exchange is effected.

Each Fund's dividends and capital gain distributions are paid in additional Fund shares of
                                 -------------
                               Prospectus Page 34

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

the same Class at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or capital gain distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executives or correspondent firms or complete the appropriate section of the application form.

TAXES. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for High Income Fund, net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

Dividends from a Fund's investment company taxable income (whether paid in cash or in additional shares) generally are taxable to its shareholders as ordinary income. Distributions of a Fund's net capital gain (whether paid in cash or in additional shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

Each Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year.

Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

A redemption of shares of a Fund may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares of a Fund through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired. In addition, if shares of a Fund are purchased within 30 days before or after redeeming other Fund shares (regardless of Class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares into Class A shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.
                                 -------------
                               Prospectus Page 35

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND
--------------------------------------------------------------------------------

                              Valuation of Shares
--------------------------------------------------------------------------------

The net asset value of each Fund's shares fluctuates and is determined separately for each Class as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. Investments of High Income Fund denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate. It should be recognized that judgment plays a greater role in valuing lower rated debt securities in which High
Income Fund and Investment Grade Income Fund may invest because there is less reliable, objective data available.
--------------------------------------------------------------------------------

                                   Management
--------------------------------------------------------------------------------

The Trust's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for the Funds' day-to-day management. Mitchell Hutchins, investment adviser and administrator of each Fund, makes and implements all investment decisions and supervises all aspects of each Fund's operations. Mitchell Hutchins receives a monthly fee for these services at the annual rate of 0.50% of each Fund's average daily net assets.

Each Fund also pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for certain services not provided by the Transfer Agent. Each Fund incurs other expenses, and, for the fiscal year ended November 30, 1994, the Funds' total expenses for their Class A, Class B and Class C shares, stated as a percentage of average net assets, were as follows: 0.95%, 1.72% and 1.45% for U.S. Government Income Fund, 0.97%, 1.72% and 1.45% for Investment Grade Income Fund and 0.91%, 1.64% and 1.38% for High Income Fund.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. As of October 31, 1995, Mitchell Hutchins was adviser or sub-adviser of 38 investment companies with 75 separate portfolios and aggregate assets of over $29 billion.

Nirmal Singh and Craig M. Varrelman have been responsible for the day-to-day management of U.S. Government Income Fund's portfolio since December 1994. Mr. Singh is a first vice president of Mitchell Hutchins, and Mr. Varrelman is a first vice president of Mitchell Hutchins. Prior to joining Mitchell Hutchins in September 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team responsible for managing several diversified funds, including mortgage-backed securities funds with assets totaling approximately $8 billion. From 1990 to 1993, Mr. Singh was a senior portfolio manager at Nomura Mortgage Fund Management Corporation, where he was responsible for managing approximately $3 billion in mortgage assets. From 1987 to 1990, Mr. Singh was a vice president of Lehman Brothers. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988.

Mary B. King and Julieanna Berry are responsible for the day-to-day management of Investment Grade Income Fund's portfolio. Mrs. King has held her fund responsibilities since February 1991 and was joined by Mrs. Berry in June 1995. Mrs.
                                 -------------
                               Prospectus Page 36

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

King is a vice president of the Trust and also a first vice president of Mitchell Hutchins. She has been employed by Mitchell Hutchins since 1985. Mrs. Berry is a vice president of Mitchell Hutchins and has been employed as a portfolio manager since 1989.

Thomas J. Libassi has been responsible for the day-to-day management of High Income Fund's portfolio since May 1994. Mr. Libassi is a vice president of the Trust and also a senior vice president of Mitchell Hutchins. Prior to May 1994, Mr. Libassi was a vice president of Keystone Custodian Funds Inc. with portfolio management responsibility for approximately $900 million in assets primarily invested in high yield debt securities.

Other members of Mitchell Hutchins' domestic fixed income and high yield groups provide input on market outlook, interest rate factors and other considerations pertaining to fixed income investments.

Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics which establishes procedures for personal investing and restricts certain transactions.

DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to the Class A shares, Class B shares and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each Class of shares. Each Fund also pays Mitchell Hutchins monthly distribution fees at the annual rate of 0.75% of the average daily net assets of the Class B shares and 0.50% of the average daily net assets of the Class C shares.

Under all three Plans, Mitchell Hutchins uses the service fees primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by PaineWebber clients. PaineWebber passes on a portion of these fees to its investment executives to compensate them for shareholder servicing that they perform and retains the remainder to offset its own expenses in servicing and maintaining shareholder accounts. These expenses may include costs of the PaineWebber branch office in which the investment executive is based, such as rent, communications equipment, employee salaries and other overhead costs.

Mitchell Hutchins uses the distribution fees under the Class B Plan and Class C Plan to offset the commissions it pays to PaineWebber for selling the Funds' Class B and Class C shares. PaineWebber passes on to its investment executives a portion of these commissions and retains the remainder to offset its expenses in selling Class B and Class C shares. These expenses may include the branch office costs noted above. In addition, Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans, respectively, to offset each Fund's marketing costs attributable to such Class, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. Mitchell Hutchins also may use the distribution fees to pay additional compensation to PaineWebber and other costs allocated to Mitchell Hutchins' and PaineWebber's distribution activities, including employee salaries, bonuses and other overhead expenses.

Mitchell Hutchins expects that, from time to time, PaineWebber will pay shareholder servicing fees and sales commissions to its investment executives at the time of sale of Class C shares of one or more of the Funds. If PaineWebber makes such payments, it will retain the service and distribution fees on Class C shares until it has been reimbursed and thereafter will pass a portion of the service and distribution fees on Class C shares on to its investment executives.

Mitchell Hutchins receives the proceeds of the initial sales charge paid upon the purchase of Class A shares and the contingent deferred sales charge paid upon certain redemptions of shares, and may use these proceeds for any of the distribution expenses described above. See "Purchases."

During the period they are in effect, the Plans and related distribution contracts pertaining to each Class of shares ("Distribution Contracts") obligate the Funds to pay service and distribution fees to Mitchell Hutchins as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if Mitchell Hutchins' expenses exceed
                                 -------------
                               Prospectus Page 37

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

its service or distribution fees for any Fund, the Fund will not be obligated to pay more than those fees, and, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund will pay the service and distribution fees to Mitchell Hutchins until either the applicable Plan or Distribution Contract is terminated or not renewed. In that event, Mitchell Hutchins' expenses in excess of service and distribution fees received or accrued through the termination date will be Mitchell Hutchins'
sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of each Fund's Plans, the trustees will review the Plan and Mitchell Hutchins' corresponding expenses for each Class separately from the Plan and corresponding expenses for the other two Classes.
--------------------------------------------------------------------------------

                            Performance Information
--------------------------------------------------------------------------------

Each Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for the Class A shares reflects deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized return for the Class B shares and Class C shares reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. One-, five-and ten-year periods will be shown, unless the Class has been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distributions.

Each Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were included.

Each Fund also may advertise its yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares and Class C shares at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.


--------------------------------------------------------------------------------

                              General Information
--------------------------------------------------------------------------------

ORGANIZATION. PaineWebber Managed Investments Trust is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. In addition to the Funds, shares of two other series have been authorized.

The shares of beneficial interest of each Fund are divided into four Classes, designated Class A shares, Class B shares, Class C shares and Class Y shares. Each Class represents interests in the same assets of each Fund. Class A, B and C differ as follows: (1) each Class has exclusive voting
                                 -------------
                               Prospectus Page 38

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

rights on matters pertaining to its plan of distribution, (2) Class A shares are subject to an initial sales charge, (3) Class B shares bear ongoing distribution fees, are subject to a contingent deferred sales charge upon most redemptions and will automatically convert to Class A shares approximately six years after issuance, (4) Class C shares are not subject to an initial sales charge, but are subject to a contingent deferred sales charge if redeemed within one year of purchase, bear ongoing distribution fees and do not convert into another Class and (5) each Class may bear differing amounts of certain other Class-specific expenses. Class Y shares, which may be offered only to limited classes of investors, are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees. The Trust's board of trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes of shares of a Fund. On an ongoing basis, the board of trustees will consider whether any such conflict exists and, if so, take appropriate action.

The different sales charges and other expenses applicable to the different Classes of Fund shares may affect the performance of those Classes. More information concerning Class Y shares of U.S. Government Income Fund may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1568. The other Funds do not currently offer Class Y shares.

The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of each Fund has equal voting rights, except as noted above. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the four Classes, these dividends and proceeds are likely to be lower on the Class B and Class C shares than on the Class A shares and are likely to be lower on every other Class of shares than for Class Y shares. The shares of the Funds will be voted separately except when an aggregate vote of all series is required by the Investment Company Act of 1940 ("1940 Act").

To avoid additional operating costs and for investor convenience, the Funds no longer issue share certificates. Ownership of shares of each Fund is recorded on a share register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of each Fund's assets and employs foreign sub-custodians, approved by the Trust's board of trustees in accordance with the applicable requirements of the 1940 Act, to provide custody of High Income Fund's foreign assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Funds' transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of shares of the Funds. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders who are not PaineWebber clients receive quarterly statements from the Transfer Agent. Shareholders also receive audited annual and unaudited semi-annual financial statements of the Funds.
                                 -------------
                               Prospectus Page 39

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND
                                   Appendix A
                           Mortgage-Backed Securities
 ----------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES

The U.S. government securities in which the U.S. Government Income Fund and Investment Grade Income Fund may invest include mortgage-backed securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities in which the Funds may invest will be issued by Private Mortgage Lenders. Such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the Funds expect to invest in those new types of mortgage-backed securities that Mitchell Hutchins believes may assist the Funds in achieving their investment objectives. Similarly, the Funds may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

GINNIE MAE CERTIFICATES

Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the Funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

FANNIE MAE CERTIFICATES

Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

FREDDIE MAC CERTIFICATES

Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.


                                 -------------
                              Prospectus Page A-1

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND


PRIVATE, RTC AND SIMILAR MORTGAGE-BACKED SECURITIES

Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.

The Resolution Trust Corporation ("RTC"), which was organized by the U.S. government in connection with the savings and loan crisis, holds assets of failed savings associations as either a conservator or receiver for such associations, or it acquires such assets in its corporate capacity. These assets include, among other things, single family and multifamily mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC has established a vehicle registered with the SEC through which it sells mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC holds or has acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS

CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

Parallel pay CMOs are structured to provide payments of principal on each pay-ment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES

ARM mortgage-backed securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate

                                 -------------
                              Prospectus Page A-2

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities.

TYPES OF CREDIT ENHANCEMENT

To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security.

Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

                                 -------------
                              Prospectus Page A-3

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                                   Appendix B
                                    Ratings
 ----------------------------------------------------------------------------

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated AA has a very strong capacity to pay interest and repay

                                 -------------
                              Prospectus Page B-1

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PAINEWEBBER  U.S. GOVERNMENT INCOME FUND  INVESTMENT GRADE INCOME FUND  HIGH
INCOME FUND

principal and differs from the highest rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB. Iindicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as matter of policy.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1. Issuers assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3. Issuers assigned this rating have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety; A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation; A-2. Capacity for timely payment on issues with this designation is strong.

                                 -------------
                              Prospectus Page B-2

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND

However, the relative degree of safety is not as high as for issues designated A-1; A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations; B. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities; C. This rating is assigned to short-term debt obligations with a doubtful capacity for payment; D. This rating indicates that the issue is either in default or is expected to be in default upon maturity.

                                 -------------
                              Prospectus Page B-3

 ----------------------------------------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
                                   Appendix C
 ----------------------------------------------------------------------------

THE FUNDS MAY USE THE FOLLOWING INSTRUMENTS:

Options on Debt Securities and Foreign Currencies. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

Options on Indices of Debt Securities. An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payment and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

Interest Rate Futures Contracts. An interest rate futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of debt security called for in the contract at a specified future time and at a specified price. Although interest rate futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

                                 -------------
                              Prospectus Page C-1

                                                                Application Form

THE PAINEWEBBER
MUTUAL FUNDS                          [_] [_] - [_] [_] [_] [_] [_] - [_] [_]
                                                    PaineWebber Account No.
--------------------------------------------------------------------------------
INSTRUCTIONS   DO NOT USE THIS FORM IF YOU WOULD LIKE YOUR ACCOUNT SERVICED
               THROUGH PAINEWEBBER. INSTEAD, CALL YOUR PAINEWEBBER INVESTMENT
               EXECUTIVE (OR YOUR LOCAL PAINEWEBBER OFFICE TO OPEN AN ACCOUNT).

               ALSO, DO NOT USE THIS FORM TO OPEN A     Return this completed
               RETIREMENT PLAN ACCOUNT. FOR             form to: PFPC Inc. P.O.
               RETIREMENT PLAN FORMS OR FOR             Box 8950 Wilmington,
               ASSISTANCE IN COMPLETING THIS FORM       Delaware 19899 ATTN:
               CONTACT PFPC INC. AT 1-800-647-1568.     PaineWebber Mutual Funds
PLEASE PRINT
--------------------------------------------------------------------------------

               --------------------------------------------------------------------------------------
  [1]             INITIAL INVESTMENT ($1,000 MINIMUM)
               --------------------------------------------------------------------------------------

                ENCLOSED IS A CHECK FOR:
                $________(payable to PaineWebber U.S. Government Income Fund) to purchase Class A [_]
                Class B [_] or Class  C [_] shares
                $________(payable to PaineWebber Investment Grade Income Fund) to purchase
                Class A [_] Class B [_] or Class C [_] shares
                $________(payable to PaineWebber High Income Fund) to purchase Class A [_]
                Class B [_] or Class C [_] shares
                (Check one; if no Class is specified, Class A shares will be purchased)
                A separate check is required for your investment in each Fund.
               --------------------------------------------------------------------------------------
  [2]             ACCOUNT REGISTRATION
               --------------------------------------------------------------------------------------

Not valid                                                               /    /
without         1. Individual ______________ ___________________    ________________
signature and                 First Name     Last Name        MI    Soc. Sec. No.
Soc. Sec. or
Tax ID # on                                                             /    /
accompanying    2. Joint Tenancy ___________ ___________________    ________________
Form W-9                         First Name  Last Name        MI    Soc. Sec. No.
--As joint                       ("Joint Tenants with Rights of Survivorship" unless otherwise specified)
tenants, use
Lines 1 and 2                                                           /    /
--As custodian  3. Gifts to Minors _____________________________    ________________
for a minor,                       Minor's Name                     Soc. Sec. No.
use Lines 1
and 3              Under the ___________________________________    Uniform Gifts to Minors Act/Uniform Transfers to Minors Act
--In the name                State of Residence of Minor
of a
corporation,    4. Other Registrations _________________________    _____________________
trust or other                         Name                         Tax Ident. No.
organization
or any          5. If Trust, Date of Trust Instrument: ________________________________
fiduciary
capacity, use
Line 4
                ---------------------------------------------------------------------------------------
  [3]              ADDRESS
                ---------------------------------------------------------------------------------------

                __________________________________________    U.S. Citizen  [_] YES  [_]  NO*
                Street

                __________________________________________    _________________________________________
                City             State            Zip Code    *Country of Citizenship

                ---------------------------------------------------------------------------------------
  [4]              DISTRIBUTION OPTIONS See Prospectus
                ---------------------------------------------------------------------------------------

                     Please select one of the following:

                [_]  Reinvest both dividends and capital gain distributions in additional shares

                [_]   Pay dividends to my address above; reinvest capital gain distributions

                [_]   Pay both dividends and capital gain distributions in cash to my address above

                [_]   Reinvest dividends and pay capital gain distributions in cash to my address above
                      NOTE: If a selection is not made, both dividends and capital gain distributions will be paid in additional Fund shares of the same Class.

           --------------------------------------------------------------------------------------------
[5]        SPECIAL OPTIONS (For More Information--Check Appropriate Box)
           --------------------------------------------------------------------------------------------
           [_] Prototype IRA Application  [_] Automatic Investment Plan  [_] Systematic Withdrawal Plan

           --------------------------------------------------------------------------------------------
[6]        RIGHTS OF ACCUMULATION--CLASS A SHARES (See Prospectus)
           --------------------------------------------------------------------------------------------
           Indicate here any other account(s) in the group of funds that would qualify for the cumulative quantity discount as outlined in the Prospectus.

           _____________________  ___________  _____________________
           Fund Name              Account No.  Registered Owner

          _____________________  ___________  _____________________
           Fund Name              Account No.  Registered Owner

           _____________________  ___________  _____________________
           Fund Name              Account No.  Registered Owner

           ---------------------------------------------------------------------------------------------
[7]        PLEASE INDICATE BELOW IF YOU ARE AFFILIATED WITH PAINEWEBBER
           ---------------------------------------------------------------------------------------------
           "Affiliated" persons are defined as officers, directors/trustees and employees of the PaineWebber funds,
           PaineWebber or its affiliates, and their parents, spouses and children.

           ______________________________________________________________________________________
           Nature of Relationship

           --------------------------------------------------------------------------------------------
[8]        SIGNATURE (S) AND TAX CERTIFICATION (S)
           --------------------------------------------------------------------------------------------
           I warrant that I have full authority and am of legal age to purchase shares of the Fund and have received and read a current Prospectus of the Fund and agree to its terms. The Fund and its Transfer Agent will not be liable for acting upon instructions or inquiries believed genuine. Under penalties of perjury, I certify that (1) my taxpayer identification number provided in this application is correct and (2) I am not subject to backup withholding because (i) I have not been notified that I am subject to backup withholding as a result of failure to report interest or dividends or (ii) the IRS has notified me that I am no longer subject to backup withholding (strike out clause (2) if incorrect).

           ________________________________________      _________________________            _________
           Individual (or Custodian)                     Joint Registrant (if any)            Date

           ________________________________________      _________________________            _________
           Corporate Officer, Partner, Trustee, etc.     Title                                Date

           --------------------------------------------------------------------------------------------
[9]        INVESTMENT EXECUTIVE IDENTIFICATION (To Be Completed By Investment Executive Only)
           --------------------------------------------------------------------------------------------

           ____________________________   ____________________________
           Broker No./Name                Branch Wire Code

                                          (   )
           ____________________________   ____________________________
           Branch Address                 Telephone

           --------------------------------------------------------------------------------------------
[10]       CORRESPONDENT FIRM IDENTIFICATION (To Be Completed By Correspondent Firm Only)
           --------------------------------------------------------------------------------------------

           ____________________________   ____________________________
           Name                           Address

           ____________________________   ____________________________
             MAIL COMPLETED FORM TO YOUR PAINEWEBBER INVESTMENT EXECUTIVE
             OR CORRESPONDENT FIRM OR TO: PFPC INC., P.O. BOX 8950, WILMINGTON, DELAWARE 19899.

Shares of the Funds can be exchanged for shares of the following PaineWebber Mutual Funds:

PAINEWEBBER INCOME FUNDS

 .Global Income Fund
 .Low Duration U.S. Government Income Fund
 .Strategic Income Fund

PAINEWEBBER TAX-FREE INCOME FUNDS
 .California Tax-Free Income Fund
 .Municipal High Income Fund
 .National Tax-Free Income Fund
 .New York Tax-Free Income Fund

PAINEWEBBER GROWTH FUNDS

 .Capital Appreciation Fund
 .Emerging Markets Equity Fund
 .Global Equity Fund
 .Growth Fund
 .Regional Financial Growth Fund
 .Small Cap Growth Fund
 .Small Cap Value Fund

PAINEWEBBER GROWTH AND INCOME FUNDS

 .Balanced Fund
 .Growth and Income Fund
 .Tactical Allocation Fund
 .Utility Income Fund

PAINEWEBBER MONEY MARKET FUND

                                  ----------

A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.

(C) 1995 PaineWebber Incorporated

[RECYCLED LOGO APPEARS HERE]
Recycled Paper
PAINEWEBBER



U.S. GOVERNMENT
  INCOME FUND
INVESTMENT GRADE
  INCOME FUND
HIGH INCOME FUND


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS
November 10, 1995



-----------------------------

                    PAINEWEBBER U.S. GOVERNMENT INCOME FUND
                    PAINEWEBBER INVESTMENT GRADE INCOME FUND
                          PAINEWEBBER HIGH INCOME FUND
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  The three Funds named above (each a "Fund") are diversified series of PaineWebber Managed Investments Trust ("Trust"), a professionally managed mutual fund. PaineWebber U.S. Government Income Fund ("U.S. Government Income Fund") seeks to provide high current income consistent with the preservation of capital and liquidity; it invests primarily in U.S. government securities. PaineWebber Investment Grade Income Fund ("Investment Grade Income Fund") also seeks to provide high current income consistent with the preservation of capital and liquidity; it invests primarily in investment grade corporate bonds and other fixed income securities. PaineWebber High Income Fund ("High Income Fund") seeks to provide the highest level of current income available without undue risk; it invests primarily in high risk, high yielding medium and lower quality corporate bonds. The Funds' investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Funds, Mitchell Hutchins has appointed PaineWebber to serve as exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated November 10, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm, or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November 10, 1995, as revised December 1, 1995.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the investment policies and limitations of the Funds.

  YIELD FACTORS AND RATINGS. Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to debt obligations by S&P and Moody's is included in Appendix B to the Prospectus. The process by which S&P and Moody's determine ratings for mortgage -and asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Not even the highest such ratings represents an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

  A Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by any Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Fund.

  In addition to ratings assigned to individual bond issues, Mitchell Hutchins will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Funds invest are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund.

  The U.S. Government Income and Investment Grade Income Funds may invest in adjustable rate mortgage ("ARM") and floating rate mortgage-backed securities. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

  The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal

Home Loan Bank Cost of Funds index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

  Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

  CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

  The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  Investment Grade Income Fund has no current intention of converting any convertible securities it may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

  ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund might be unable to dispose of such securities promptly or at favorable prices.

  The Trust's board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in each Fund's portfolio and reports periodically on such decisions to the board of trustees.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by a Fund upon their acquisition is accrued as interest and included in the Fund's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Fund if the other party to a repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. Investment Grade Income Fund and High Income Fund each may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, a Fund's custodian segregates assets to cover the amount of the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions-- Segregated Accounts."

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, each Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund agrees to purchase securities on a when-issued basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." The Funds purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to a Fund.

  FOREIGN SECURITIES. Investment Grade Income Fund may invest up to 10% of its net assets in U.S. dollar-denominated securities of foreign issuers or foreign branches of U.S. banks that are traded in the U.S. securities markets, or in U.S. dollar-denominated securities the value of which is linked to the value of foreign currencies. High Income Fund may invest up to 25% of its net assets in securities of foreign issuers, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar. An investment in these Funds may involve risks relating to political, social and economic developments abroad as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, confiscatory taxation, withholding taxes, political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. To the extent these Funds invest in foreign securities, the securities may not be registered with the Securities and Exchange Commission ("SEC"), nor the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts. Foreign securities trading practices, including those involving securities settlement where High Income Fund assets may be released prior to receipt of payment, may expose that Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

  If the value of a foreign currency rises against the value of the U.S. dollar, the value of Fund assets denominated in that currency or linked to that currency will increase; correspondingly, if the value of a foreign currency declines against the value of the U.S. dollar, the value of Fund assets denominated in that currency or linked to that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions.

  The costs attributable to foreign investing borne by High Income Fund frequently are higher than those attributable to domestic investing. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, each Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with the Fund's custodian collateral either in cash or money market instruments, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any loans at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. Although they have no intention of doing so during the coming year, Investment Grade Income Fund and High Income Fund each may invest up to 5% of its total assets in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically will result in a Fund's having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally have no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Funds may not directly benefit from any collateral supporting the Loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by Mitchell Hutchins to be creditworthy.

  When a Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Assignments and Participations are generally not registered under the 1933 Act and thus are subject to each Fund's limitation on investment in illiquid securities to 10% of its net assets. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

  SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including dollar rolls, reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging and Related Income Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts, interest rate protection transactions or forward currency contracts.

  INVESTMENT LIMITATIONS. U.S. Government Income Fund may not (1) purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation; (2) issue senior securities or borrow money, except from banks or through reverse repurchase agreements and dollar rolls, and then in an aggregate amount not in excess of 33 1/3% of the Fund's total assets (including the amount of the borrowings and senior securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; (3) purchase securities if, as a result of the purchase, the Fund would have more than 25% of the value of its total assets invested in securities of issuers in any one industry, except that this limitation does not apply to (a) obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and (b) investments in mortgage-backed and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation; (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; (5) purchase or sell real estate, except that investments in Government National Mortgage Association ("Ginnie Mae") certificates and other debt securities secured by real estate or real estate interests are not subject to this limitation; (6) purchase securities on margin, make short sales of securities or maintain a short position in any security, except that the Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts, and (b) sell short "against the box"; (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate futures contracts and options thereon; (8) invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in issuers which invest in such programs; (9) purchase securities of other open-end investment companies, except in connection with a merger, consolidation or acquisition;
(10)
make loans, except through repurchase agreements and except in connection with the loan of securities as described herein; provided that for purposes of this restriction the acquisition of bonds or other debt obligations shall not be deemed to be the making of a loan; or (11) hold more than 10% of the outstanding voting securities of any issuer.

  Investment Grade Income Fund and High Income Fund each may not (1) purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation; (2) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of the Fund's total assets at the time of such borrowings; provided that a Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding; (3) purchase securities if, as a result of the purchase, the Fund would have more than 25% of the value of its total assets invested in securities of issuers in any one industry, except that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities; (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; (5) purchase or sell real estate, except that investments in Ginnie Mae certificates and other debt securities secured by real estate or real estate interests are not subject to this limitation; (6) purchase securities on margin, make short sales of securities or maintain a short position in any security, except that a Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box"; (7) purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell interest rate futures contracts and options thereon; (8) invest in oil, gas or mineral exploration or development programs, except that a Fund may invest in issuers which invest in such programs; (9) purchase securities of other open-end investment companies, except in connection with a merger, consolidation or acquisition; (10) make loans, except through repurchase agreements and except in connection with the loan of securities as described herein; provided that for purposes of this restriction the acquisition of bonds or other debt obligations shall not be deemed to be the making of a loan; or (11) hold more than 10% of the outstanding voting securities of any issuer.

  The foregoing fundamental investment limitations cannot be changed for any Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

  The following investment restrictions may be changed for any Fund by the vote of the Trust's board of trustees without shareholder approval: (1) no Fund may purchase any security if as a result more than 5% of the value of the Fund's total assets would be invested in securities of companies that together with any predecessors have been in continuous operation for less than three years;
(2) no Fund may invest more than 10% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (3) no Fund may make investments in warrants, if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange, Inc., provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities; and (4) neither U.S. Government Income Fund nor Investment Grade Income Fund will invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. This non-fundamental policy (4) can be changed only upon 30 days' advance notice to shareholders.

  If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the Funds' investment limitations or restrictions or of a Fund's investment policies.

  The Funds will continue to interpret fundamental investment limitation (5) to prohibit investment in real estate limited partnerships. The Funds will continue to interpret fundamental investment limitation (8) to prohibit investment in oil, gas or mineral leases.

                     HEDGING AND RELATED INCOME STRATEGIES

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge a Fund's portfolio and to enhance income. Mitchell Hutchins also may attempt to hedge a Fund's portfolio through the use of interest rate protection transactions, and High Income Fund may use forward currency contracts for hedging purposes. The particular Hedging Instruments used by the Funds are described in Appendix C to the Prospectus.

  Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise that put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  Each Fund may purchase and write (sell) covered straddles on securities or indices of debt securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. A Fund might enter into a long straddle when Mitchell Hutchins believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A Fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities. The Funds' Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow:

  (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

  COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies (for High Income
Fund) or other options, futures contracts or (for High Income Fund) forward currency contracts or (2) cash, receivables and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Funds may purchase put and call options, and write (sell) covered put and call options, on debt securities and (for High Income Fund) foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. In addition, writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. The securities or other assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

  A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Funds may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  A Fund may purchase and write put and call options on indices of debt securities in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

  GUIDELINES FOR OPTIONS. Each Fund's use of options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

  1. A Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options purchased by the Fund, does not exceed 5% of the Fund's total assets.

  2. The aggregate value of securities underlying put options written by any Fund determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

  3. The aggregate premiums paid on all options (including options on securities, foreign currencies and indices of debt securities and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  FUTURES. The Funds may purchase and sell interest rate futures contracts and purchase put and call options, and write covered put and call options, on such futures contracts. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices.

  Futures strategies also can be used to manage the average duration of a Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of a Fund, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of a Fund, the Fund may buy an interest rate futures contract or a call option thereon or sell a put option thereon.

  Each Fund may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid, secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If a Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  GUIDELINES FOR FUTURES AND RELATED OPTIONS. Each Fund's use of futures and related options is governed by the following guidelines which can be changed by the Trust's board of trustees without shareholder vote:

  1. To the extent a Fund enters into futures contracts and options on futures positions including, for High Income Fund, options on foreign currencies traded on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

  2. The aggregate premiums paid on all options (including options on securities, foreign currencies and indices of debt securities and options on futures contracts) purchased by a Fund that are held at any time will not exceed 20% of the Fund's net assets.

  3. The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. High Income Fund may use options on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which that Fund's securities are denominated. Such currency hedges can protect against price movements in a security High Income Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  High Income Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, High Income Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, High Income Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, High Income Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. High Income Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, High Income Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency transactions may also serve as short hedges--for example, High Income Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, High Income Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. In addition, the Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Mitchell Hutchins believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to High Income Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, High Income Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. High Income Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains appropriate assets in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

INTEREST RATE PROTECTION TRANSACTIONS

  The Funds may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period.

Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period. The Funds intend to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  The Funds may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account, as described above in "Investment Policies and Restrictions--Segregated Accounts." The Funds also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Funds.

  The Funds will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                                               BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       POSITION WITH TRUST             OTHER DIRECTORSHIPS
  ----------------------       -------------------             --------------------
E. Garrett Bewkes, Jr.;            Trustee and       Mr. Bewkes is a director and a consul-
69**                             Chairman of the      tant to Paine Webber Group Inc. ("PW
                                Board of Trustees     Group") (holding company of
                                                      PaineWebber and Mitchell Hutchins).
                                                      Prior to 1988, he was chairman of the
                                                      board, president and chief executive
                                                      officer of American Bakeries Company.
                                                      Mr. Bewkes is also a director of In-
                                                      terstate Bakeries Corporation, NaPro
                                                      BioTherapeutics, Inc. and a director
                                                      or trustee of 24 other investment com-
                                                      panies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment
                                                      adviser.
Meyer Feldberg; 53                   Trustee         Mr. Feldberg is Dean and Professor of
Columbia University                                   Management of the Graduate School of
101 Uris Hall                                         Business, Columbia University. Prior
New York, New York 10027                              to 1989, he was president of the Illi-
                                                      nois Institute of Technology. Dean
                                                      Feldberg is also a director of AMSCO
                                                      International Inc., Federated Depart-
                                                      ment Stores, Inc., and New World Com-
                                                      munications Group Incorporated and a
                                                      director or trustee
                                                      of 16 other investment companies
                                                      for which Mitchell Hutchins or
                                                      PaineWebber serves as investment
                                                      adviser.
George W. Gowen; 66                  Trustee         Mr. Gowen is a partner in the law firm
666 Third Avenue                                      of Dunnington, Bartholow & Miller.
New York, New York 10017                              Prior to May 1994, he was a partner in
                                                      the law firm of Fryer, Ross & Gowen.
                                                      Mr. Gowen is also a director of Colum-
                                                      bia Real Estate Investments, Inc. and
                                                      a director or trustee of 14 other in-
                                                      vestment companies for which Mitchell
                                                      Hutchins
                                                      or PaineWebber serves as investment
                                                      adviser.

                                                               BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       POSITION WITH TRUST             OTHER DIRECTORSHIPS
  ----------------------       -------------------             --------------------
Frederic V. Malek; 58                Trustee         Mr. Malek is chairman of Thayer Capital
901 15th Street, N.W.                                 Partners (investment bank) and a co-
Suite 300                                             chairman and director of CB Commercial
Washington, D.C. 20005                                Group Inc. (real estate). From January
                                                      1992 to November 1992, he was campaign
                                                      manager of Bush-Quayle '92. From 1990
                                                      to 1992, he was vice chairman and,
                                                      from 1989 to 1990, he was president of
                                                      Northwest Airlines Inc., NWA Inc.
                                                      (holding company of Northwest Airlines
                                                      Inc.) and Wings Holdings Inc. (holding
                                                      company of NWA Inc.). Prior to 1989,
                                                      he was employed by the Marriott Corpo-
                                                      ration (hotels, restaurants, airline
                                                      catering and contract feeding), where
                                                      he most recently was an executive vice
                                                      president and president of Marriott
                                                      Hotels and Resorts. Mr. Malek is also
                                                      a director of American Management Sys-
                                                      tems, Inc., Automatic Data Processing,
                                                      Inc., Avis, Inc., FPL Group, Inc., ICF
                                                      International, Manor Care, Inc., Na-
                                                      tional Education Corporation and
                                                      Northwest Airlines Inc. and a director
                                                      or trustee of 14 other investment com-
                                                      panies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment ad-
                                                      viser.
Judith Davidson Moyers; 60           Trustee         Mrs. Moyers is president of Public Af-
Public Affairs Television                             fairs Television, Inc., an educational
356 W. 58th Street                                    consultant and a home economist. Mrs.
New York, New York 10019                              Moyers is also a director of Ogden
                                                      Corporation and a director or trustee
                                                      of 14 other investment companies for
                                                      which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.

                                                               BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       POSITION WITH TRUST             OTHER DIRECTORSHIPS
  ----------------------       -------------------             --------------------
Margo N. Alexander; 48              President        Mrs. Alexander is president, chief ex-
                                                      ecutive officer and a director of
                                                      Mitchell Hutchins. Prior to January
                                                      1995, Mrs. Alexander was an executive
                                                      vice president of PaineWebber. Mrs.
                                                      Alexander is also a director or
                                                      trustee of one investment company and
                                                      president of 31 other investment com-
                                                      panies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment ad-
                                                      viser.
Julieanna Berry; 32              Vice President      Ms. Berry is a vice president and port-
                                                      folio manager of Mitchell Hutchins.
Teresa M. Boyle; 37              Vice President      Ms. Boyle is a first vice president and
                                                      manager--advisory administration of
                                                      Mitchell Hutchins. Prior to November
                                                      1993, she was compliance manager of
                                                      Hyperion Capital Management, Inc., an
                                                      investment advisory firm. Prior to
                                                      April 1993, Ms. Boyle was a vice pres-
                                                      ident and manager--legal administra-
                                                      tion of Mitchell Hutchins. Ms. Boyle
                                                      is also a vice president of 31 other
                                                      investment companies for which Mitch-
                                                      ell Hutchins or PaineWebber serves as
                                                      investment adviser.
Gigi L. Capes; 31              Vice President and    Ms. Capes is a vice president and the
                               Assistant Treasurer    tax manager of the mutual fund finance
                                                      division of Mitchell Hutchins. Prior
                                                      to 1992, she was a tax senior consul-
                                                      tant with KPMG Peat Marwick. Ms. Capes
                                                      is also a vice president and assistant
                                                      treasurer of 31 other investment com-
                                                      panies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment ad-
                                                      viser.
Joan L. Cohen; 31              Vice President and    Ms. Cohen is a vice president and at-
                               Assistant Secretary    torney of Mitchell Hutchins. Prior to
                                                      December 1993, she was an associate at
                                                      the law firm of Seward & Kissel. Ms.
                                                      Cohen is also a vice president and as-
                                                      sistant secretary of 24 other invest-
                                                      ment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as in-
                                                      vestment adviser.

                                                               BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       POSITION WITH TRUST             OTHER DIRECTORSHIPS
  ----------------------       -------------------             --------------------
Karen L. Finkel; 37              Vice President      Mrs. Finkel is a first vice president
                                                      and portfolio manager of Mitchell
                                                      Hutchins. Mrs. Finkel is also a vice
                                                      president of one other investment com-
                                                      pany for which Mitchell Hutchins
                                                      serves as investment adviser.
Ellen R. Harris; 49              Vice President      Ms. Harris is a managing director of
                                                      Mitchell Hutchins. Ms. Harris is also
                                                      a vice president of two other invest-
                                                      ment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as in-
                                                      vestment adviser.
Mary B. King; 31                 Vice President      Mrs. King is a first vice president and
                                                      a portfolio manager of Mitchell
                                                      Hutchins. Mrs. King is also a vice
                                                      president of one other investment com-
                                                      pany for which Mitchell Hutchins
                                                      serves as investment adviser.
Thomas J. Libassi; 36            Vice President      Mr. Libassi is a senior vice president
                                                      of Mitchell Hutchins. Prior to May
                                                      1994, he was a vice president of Key-
                                                      stone Custodian Funds Inc. with port-
                                                      folio management responsibility. Mr.
                                                      Libassi is also a vice president of
                                                      three other investment companies for
                                                      which Mitchell Hutchins serves as in-
                                                      vestment adviser.
C. William Maher; 34           Vice President and    Mr. Maher is a first vice president and
                               Assistant Treasurer    a senior manager of the mutual fund
                                                      finance division of Mitchell Hutchins.
                                                      Mr. Maher is also a vice president and
                                                      assistant treasurer of 31 other in-
                                                      vestment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as in-
                                                      vestment adviser.
Dennis McCauley; 49              Vice President      Mr. McCauley is a managing director and
                                                      chief investment officer--fixed income
                                                      of Mitchell Hutchins. Prior to Decem-
                                                      ber 1994, he was Director of Fixed In-
                                                      come Investments of IBM Corporation.
                                                      Mr. McCauley is also a vice president
                                                      of 17 other investment companies for
                                                      which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.

                                                               BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       POSITION WITH TRUST             OTHER DIRECTORSHIPS
  ----------------------       -------------------             --------------------
Ann E. Moran; 38               Vice President and    Ms. Moran is a vice president of Mitch-
                               Assistant Treasurer    ell Hutchins. Ms. Moran is also a vice
                                                      president and assistant treasurer of
                                                      31 other investment companies for
                                                      which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.
Dianne E. O'Donnell; 43          Vice President      Ms. O'Donnell is a senior vice presi-
                                  and Secretary       dent and deputy general counsel of
                                                      Mitchell Hutchins. Ms. O'Donnell is
                                                      also a vice president and secretary of
                                                      31 other investment companies for
                                                      which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.
Victoria E. Schonfeld; 44        Vice President      Ms. Schonfeld is a managing director
                                                      and general counsel of Mitchell
                                                      Hutchins. From April 1990 to May 1994,
                                                      she was a partner in the law firm of
                                                      Arnold & Porter. Ms. Schonfeld is also
                                                      a vice president of 31 other invest-
                                                      ment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as in-
                                                      vestment adviser.
Paul H. Schubert; 32             Vice President      Mr. Schubert is a first vice president
                                  and Assistant       and a senior manager of the mutual
                                    Treasurer         fund finance division of Mitchell
                                                      Hutchins. From August 1992 to August
                                                      1994, he was a vice president at
                                                      BlackRock Financial Management L.P.
                                                      Prior to August 1992, he was an audit
                                                      manager with Ernst & Young LLP. Mr.
                                                      Schubert is also a vice president and
                                                      assistant treasurer of 31 other in-
                                                      vestment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as in-
                                                      vestment adviser.

                                                               BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       POSITION WITH TRUST             OTHER DIRECTORSHIPS
  ----------------------       -------------------             --------------------
Nirmal Singh; 39                 Vice President      Mr. Singh is a first vice president of
                                                      Mitchell Hutchins. Prior to September
                                                      1993, he was a member of the portfolio
                                                      management team at Merrill Lynch Asset
                                                      Management, Inc. Mr. Singh is also
                                                      vice president of four other invest-
                                                      ment companies for which Mitchell
                                                      Hutchins or PaineWebber serves as in-
                                                      vestment adviser.
Julian F. Sluyters; 35         Vice President and    Mr. Sluyters is a senior vice president
                                    Treasurer         and the director of the mutual fund
                                                      finance division of Mitchell Hutchins.
                                                      Prior to 1991, he was an audit senior
                                                      manager with Ernst & Young LLP. Mr.
                                                      Sluyters is also a vice president and
                                                      treasurer of 31 other investment com-
                                                      panies for which Mitchell Hutchins or
                                                      PaineWebber serves as investment ad-
                                                      viser.
Mark A. Tincher; 40              Vice President      Mr. Tincher is a managing director and
                                                      chief investment officer--U.S. equity
                                                      investments of Mitchell Hutchins.
                                                      Prior to March 1995, he was a vice
                                                      president and directed the U.S. funds
                                                      management and equity research areas
                                                      of Chase Manhattan Private Bank. Mr.
                                                      Tincher is also vice president of ten
                                                      other investment companies for which
                                                      Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.
Gregory K. Todd; 38            Vice President and    Mr. Todd is a first vice president and
                               Assistant Secretary    associate general counsel of Mitchell
                                                      Hutchins. Prior to 1993, he was a
                                                      partner in the law firm of Shereff,
                                                      Friedman, Hoffman & Goodman. Mr. Todd
                                                      is also a vice president and assistant
                                                      secretary of 31 other investment
                                                      companies for which Mitchell Hutchins
                                                      or PaineWebber serves as investment
                                                      adviser.

                                                               BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       POSITION WITH TRUST             OTHER DIRECTORSHIPS
  ----------------------       -------------------             --------------------
Craig M. Varrelman; 37           Vice President      Mr. Varrelman is a first vice president
                                                      of Mitchell Hutchins. Mr. Varrelman is
                                                      also vice president of four other
                                                      investment companies for which
                                                      Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.
Keith A. Weller; 34            Vice President and    Mr. Weller is a first vice president
                               Assistant Secretary    and associate general counsel of
                                                      Mitchell Hutchins. From September 1987
                                                      to May 1995, he was an attorney in
                                                      private practice. Mr. Weller is also a
                                                      vice president and assistant secretary
                                                      of 23 other investment companies for
                                                      which Mitchell Hutchins or PaineWebber
                                                      serves as investment adviser.

--------
* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
** Mr. Bewkes is an "interested person" of the Trust as defined in the Investment Company Act of 1940 ("1940 Act") by virtue of his position with PW Group.

  The Trust pays trustees who are not "interested persons" of the Trust $5,000 annually and $250 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of each Fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Trust and the Funds, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

  The Table below includes certain information relating to the compensation of the Trust's trustees.

                               COMPENSATION TABLE

                                         PENSION OR
                                         RETIREMENT    ESTIMATED      TOTAL
                           AGGREGATE      BENEFITS       ANNUAL    COMPENSATION
                          COMPENSATION ACCRUED AS PART  BENEFITS  FROM THE TRUST
                            FROM THE   OF THE TRUST'S     UPON       AND THE
NAME OF PERSON, POSITION     TRUST*       EXPENSES     RETIREMENT TRUST COMPLEX+
------------------------  ------------ --------------- ---------- --------------
E. Garrett Bewkes, Jr. .        --           --           --             --
 Trustee and Chairman of
 the Board of Trustees
Meyer Feldberg..........    $10,250          --           --         $86,050
 Trustee
George W. Gowen.........    $ 9,250          --           --         $71,425
 Trustee
Frederic V. Malek.......    $ 9,750          --           --         $77,875
 Trustee
Judith Davidson Moyers..    $ 9,750          --           --         $71,125
 Trustee

--------
* Represents fees paid to each trustee during the fiscal year ended November 30, 1994.
+ Represents total compensation paid to each trustee during the calendar year ended December 31, 1994.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of each Fund pursuant to a contract with the Trust dated April 21, 1988 ("Advisory Contract"). Under the Advisory Contract, the Trust pays Mitchell Hutchins an annual fee, computed daily and paid monthly, at the rate of 0.50% of each Fund's average daily net assets.

  During the fiscal years ended November 30, 1994, November 30, 1993 and November 30, 1992, respectively, the Trust paid (or accrued) to Mitchell Hutchins investment advisory and administrative fees of $3,958,127, $4,999,240 and $4,192,907 with respect to the U.S. Government Income Fund, $1,897,899, $1,393,289 and $1,145,651 with respect to the Investment Grade Income Fund and $4,047,201, $3,100,195 and $1,638,701 with respect to the High Income Fund.

  Under a service agreement pursuant to which PaineWebber provides certain services to each Fund not otherwise provided by the Funds' transfer agent, which agreement is reviewed by the Trust's board of trustees annually, during the fiscal years ended November 30, 1994, November 30, 1993 and November 30, 1992, PaineWebber earned fees under the service agreement in the amounts of $196,490, $217,612 and $196,379 for U.S. Government Income Fund, $97,475,
$60,450 and $52,565 for Investment Grade Income Fund and $181,748, $137,332 and $91,997 for High Income Fund.

  Under the terms of the Advisory Contract, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated among the Funds by or under the direction of the Trust's board of trustees in such manner as the board deems fair and equitable. Expenses borne by the Funds include the following (or each Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

  As required by state regulation, Mitchell Hutchins will reimburse a Fund if and to the extent that the aggregate operating expenses of the Fund in any fiscal year exceed applicable limits. Currently, the most restrictive such limit applicable to a Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees and extraordinary items, are excluded from this limitation. For the fiscal years ended November 30, 1994, November 30, 1993 and November 30, 1992, no reimbursements were required pursuant to such limitations.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically with respect to each Fund upon assignment and is terminable at any time without penalty by the Trust's board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Trust.

  The following table shows the approximate net assets as of October 31, 1995, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                  NET ASSETS
      INVESTMENT CATEGORY                                          ($ MIL)
      -------------------                                         ----------
      Domestic (excluding Money Market).........................  $ 5,680.0
      Global....................................................    2,893.3
      Equity/Balanced...........................................    2,748.3
      Fixed Income (excluding Money Market).....................    5,825.0
         Taxable Fixed Income...................................    4,083.1
         Tax-Free Fixed Income..................................    1,741.9
      Money Market Funds........................................   20,479.4

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of other PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class A, Class B and Class C shares of each Fund under separate distribution contracts with the Trust dated July 7, 1993 and November 10, 1995, (collectively, "Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber dated July 7, 1993 and November 10, 1995, relating to the Class A, Class B and Class C shares of each Fund (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell each Fund's shares.

  Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares. Under the Class B Plan, each Fund also pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class C shares.

  Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the Trust's board of trustees at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made,
(2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Trust's board of trustees, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant Class and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

  In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins will allocate expenses attributable to the sale of each Class of Fund shares to such Class based on the ratio of sales of such Class to the sales of all three Classes of shares. The fees paid by one Class of Fund shares will not be used to subsidize the sale of any other Class of Fund shares.

  For the fiscal year ended November 30, 1994, the Funds paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C
Plans:

                                                         INVESTMENT
                                         U.S. GOVERNMENT    GRADE    HIGH INCOME
                                           INCOME FUND   INCOME FUND    FUND
                                         --------------- ----------- -----------
   Class A..............................   $1,371,619     $646,924   $  847,482
   Class B..............................    1,319,942      671,234    2,961,114
   Class C..............................      790,524      402,653    1,307,520

  Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Funds during the fiscal year ended November 30, 1994:

                                    CLASS A

                                                        INVESTMENT
                                        U.S. GOVERNMENT    GRADE    HIGH INCOME
                                          INCOME FUND   INCOME FUND    FUND
                                        --------------- ----------- -----------
   Marketing and advertising...........   $  161,227     $ 50,003   $   61,185
   Printing of prospectuses and state-
    ments of additional information....        1,236          982          699
   Branch network costs allocated and
    interest expense...................    1,991,104      824,751    1,016,724
   Service fees paid to investment
    executives.........................      617,229      291,116      381,367

                                    CLASS B

                                                        INVESTMENT
                                        U.S. GOVERNMENT    GRADE    HIGH INCOME
                                          INCOME FUND   INCOME FUND    FUND
                                        --------------- ----------- -----------
   Marketing and advertising...........   $  135,692     $ 48,258   $  119,321
   Amortization of commissions.........      689,021      308,688    1,448,036
   Printing of prospectuses and state-
    ments of additional information....        1,041          620        1,338
   Branch network costs allocated and
    interest expense...................    2,605,457      827,178    2,153,766
   Service fees paid to investment
    executives.........................      148,493       75,514      333,125

                                    CLASS C

                                                        INVESTMENT
                                        U.S. GOVERNMENT    GRADE    HIGH INCOME
                                          INCOME FUND   INCOME FUND    FUND
                                        --------------- ----------- -----------
   Marketing and advertising...........   $  123,828     $ 20,869   $   90,456
   Amortization of commissions.........      190,342      121,415      455,832
   Printing of prospectuses and state-
    ments of additional information....          976          264        1,003
   Branch network costs allocated and
    interest expense...................    2,315,803      344,602    1,512,065
   Service fees paid to investment
    executives.........................      118,579       60,338      195,932

  "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of each Fund's shares, including the PaineWebber retail branch system.

  In approving the Funds' overall Flexible PricingSM system of distribution, the Trust's board of trustees considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders, (2) facilitate distribution of the Funds' shares and
(3) maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

  In approving the Class A Plan for each Fund, the trustees considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

  In approving the Class B Plan for each Fund, the trustees considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

  In approving the Class C Plan for each Fund, the trustees considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

  With respect to each Plan, the trustees considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The trustees also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of each Fund, which fees would increase if the Plan were successful and the Funds attained and maintained significant asset levels.

  Under the Distribution Contract between the Trust and Mitchell Hutchins for the Class A shares and similar prior distribution contracts, for the periods set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:

                          U.S. GOVERNMENT INCOME FUND

                                                        FISCAL YEARS ENDED
                                                           NOVEMBER 30,
                                                  ------------------------------
                                                     1992       1993      1994
                                                  ---------- ---------- --------
      Earned..................................... $1,434,701 $  555,888 $121,124
      Retained...................................    100,280     48,390   10,336

                          INVESTMENT GRADE INCOME FUND

                                                        FISCAL YEARS ENDED
                                                           NOVEMBER 30,
                                                  ------------------------------
                                                     1992       1993      1994
                                                  ---------- ---------- --------
      Earned..................................... $  183,364 $  255,824 $137,013
      Retained...................................     12,481     19,389   79,808

                                HIGH INCOME FUND

                                                        FISCAL YEARS ENDED
                                                           NOVEMBER 30,
                                                  ------------------------------
                                                     1992       1993      1994
                                                  ---------- ---------- --------
      Earned..................................... $  936,778 $1,443,963 $793,898
      Retained...................................     67,841    104,383   55,058

  For the fiscal years set forth below, Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class B shares:

   U.S. GOVERNMENT INCOME FUND   INVESTMENT GRADE INCOME FUND HIGH INCOME FUND
   ---------------------------   ---------------------------- ----------------
   1992   $288,330                         $ 97,031              $  294,997
   1993    633,594                           90,989                 703,272
   1994    927,086                          359,379               1,899,408

                             PORTFOLIO TRANSACTIONS

  Subject to policies established by the board of trustees, Mitchell Hutchins is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for each Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. During the fiscal year ended November 30, 1994, U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund paid approximately $0, $21,500 and $74,838, respectively, in brokerage commissions. During the fiscal year ended November 30, 1993, U.S. Government Income Fund and Investment Grade Income Fund paid no brokerage commissions. During the fiscal year ended November 30, 1993, High Income Fund paid approximately $4,145 in brokerage commissions. During the fiscal year ended November 30, 1992, U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund paid approximately $3,906, $7,810 and $0, respectively, in brokerage commissions.

  No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid in accordance with applicable SEC regulations. During the fiscal year ended November 30, 1994, U.S. Government Income Fund and Investment Grade Income Fund paid no brokerage commissions to PaineWebber or any other affiliate of Mitchell Hutchins. During the fiscal year ended November 30, 1994, High Income Fund paid approximately $30,915 in brokerage commissions to PaineWebber, which represented 41.30% of the total brokerage commissions paid by the Fund and 34.19% of all portfolio transactions involving payment of commissions. During the fiscal years ended November 30, 1993, and November 30, 1992, the Funds paid no brokerage commissions to PaineWebber or any other affiliate of Mitchell Hutchins.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. Each Fund's procedures in selecting FCMs to execute that Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of a Fund and subject to the review of the Trust's board of trustees, Mitchell Hutchins may cause a Fund to purchase and sell portfolio securities through brokers which provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to that Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. During the fiscal year ended November 30, 1994, the Funds directed no portfolio transactions to brokers chosen because they provided research services.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research services furnished by brokers or dealers through which or with which a Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

  Investment decisions for the Funds and other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund involved and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Funds will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group except pursuant to procedures adopted by the Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. Each Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. During the fiscal years ended November 30, 1994 and November 30, 1993, respectively, the portfolio turnover rates were 358.07% and 83.13% for the U.S. Government Income Fund; 142.15% and 27.25% for the Investment Grade Income Fund; and 155.77% and 182.26% for the High Income Fund. The increase in U.S. Government Income Fund's portfolio turnover rate during the fiscal year ended November 30, 1994 from the portfolio turnover rate of the prior fiscal year is due largely to the Fund's use of dollar rolls.

                 REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                   REDEMPTION INFORMATION AND OTHER SERVICES

  COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the table of sales charges in the Prospectus. The sales charge payable on the purchase of Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

  An "eligible group of related Fund investors" can consist of any combination of the following:

    (a) an individual, that individual's spouse, parents and children;

    (b) an individual and his or her Individual Retirement Account ("IRA");

    (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

    (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

    (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; or

    (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer).

    (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

  RIGHTS OF ACCUMULATION--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

  WAIVERS OF SALES CHARGES--CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

  Certain PaineWebber mutual funds offered shares subject to contingent deferred sales charges before the implementation of the Flexible Pricing system on July 1, 1991 ("CDSC Funds"). The contingent deferred sales charge is waived with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 by officers, directors (trustees) or employees of the CDSC Funds, Mitchell Hutchins or their affiliates (or their spouses and children under age
21). In addition, the contingent deferred sales charge will be reduced by 50% with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 with a net asset value at the time of purchase of at least $1 million. If Class B shares of a CDSC Fund purchased prior to July 1, 1991 are exchanged for Class B shares of a Fund, any waiver or reduction of the contingent deferred sales charge that applied to the Class B shares of the CDSC Fund will apply to the Class B shares of the Fund acquired through the exchange.

  ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Funds may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

  If conditions exist which make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

  SYSTEMATIC WITHDRAWAL PLAN. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Funds' systematic withdrawal plan. The payment generally is mailed approximately five business days after the redemption date. Withdrawal payments should not be considered dividends but redemption proceeds, with the tax consequences described under "Dividends and Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

  REINSTATEMENT PRIVILEGE--CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the redemption proceeds are reinvested, if the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for the shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends and Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM; PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA(R)).

  Shares of the PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders") through the RMA Resource Accumulation Plan ("Plan"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

  To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

  The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

 PERIODIC INVESTING AND DOLLAR COST AVERAGING.

  Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging". By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

 PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT.

  In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

  . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold
    MasterCard (R) transactions during the period, and provide realized and unrealized gain and loss estimates for most securities held in the account;

  . comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

  . automatic "sweep" of uninvested cash into the accountholder's choice of the seven RMA money market funds--RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA Connecticut Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

  . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

  . Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

  . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

  . expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

  . automatic direct deposit of checks into the investor's RMA account and automatic withdrawals from the account.

  The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

  Class B shares of each Fund automatically convert to Class A shares of that Fund, based on the relative net asset value per share of each of the two Classes, as of the close of business on the first Business Day (as defined below) of the month in which the sixth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or
(2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. If a shareholder acquired Class B shares of a Fund through an exchange of Class B shares of a CDSC Fund that were acquired prior to July 1, 1991, the shareholder's holding period for purposes of conversion is determined based on the date the CDSC Fund shares were initially issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares are held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also convert to Class A shares. The portion is determined by the ratio that the shareholder's Class B shares converting to Class A bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

  The availability of the conversion feature is subject to (1) the continuing applicability of a ruling of the Internal Revenue Service that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and (2) the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

                              VALUATION OF SHARES

  Each Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, the fair value of the security. Where such market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining until maturity unless the Trust's board of trustees determines that this does not represent fair value. All other securities or assets will be valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. All investments of High Income Fund that are quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian.

  Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of High Income Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value by or under the direction of the Trust's board of trustees. The foreign currency exchange transactions of High Income Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

  Each Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN. Average annual total return quotes ("Standardized Return") used in a Fund's Performance Advertisements are calculated according to the following formula:

  P(1+T)/n/ = ERV
where:
    P      = a hypothetical initial payment of $1,000 to purchase shares of a specified Class
    T      = average annual total return of shares of that Class
    n      = number of years
    ERV    = ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum 4% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B and Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

  Each Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Each Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of these charges would reduce the return.

  Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

  The following table shows performance information for the Class A, Class B and Class C (formerly Class D) shares of the Funds for the periods indicated. All returns for periods of more than one year are expressed as an average annual return:

                              U.S. GOVERNMENT              INVESTMENT GRADE
                                INCOME FUND                   INCOME FUND              HIGH INCOME FUND
                          ---------------------------   --------------------------  ---------------------------
                          CLASS A   CLASS B   CLASS C   CLASS A  CLASS B   CLASS C  CLASS A   CLASS B   CLASS C
                          -------   -------   -------   -------  -------   -------  -------   -------   -------
Fiscal year ended
 November 30, 1994:
  Standardized Return*..  (13.25)%  (15.31)%  (10.83)%   (9.74)% (11.60)%   (7.15)% (12.80)%  (14.77)%  (10.37)%
  Non-Standardized
   Return...............   (9.62)%  (10.31)%  (10.08)%   (5.99)%  (6.60)%   (6.40)%  (9.20)%   (9.77)%   (9.62)%
Inception** to November
 30, 1994:
  Standardized Return*..    7.59 %    2.05 %   (1.43)%    9.30 %   6.07 %    3.32 %  10.27 %   12.20 %    6.40 %
  Non-Standardized
   Return...............    8.02 %    2.60 %   (1.43)%    9.74 %   6.57 %    3.32 %  10.72 %   12.64 %    6.40 %
Five years ended
 November 30, 1994:
  Standardized Return*..    4.38 %      NA        NA      6.99 %     NA        NA    11.62 %      NA        NA
  Non-Standardized
   Return...............    5.25 %      NA        NA      7.86 %     NA        NA    12.53 %      NA        NA
Ten years ended November
 30, 1994:
  Standardized Return*..    7.28 %      NA        NA      8.99 %     NA        NA     9.92 %      NA        NA
  Non-Standardized
   Return...............    7.72 %      NA        NA      9.44 %     NA        NA    10.36 %      NA        NA

--------
*All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.
**The inception date for the Class A shares of each Fund was August 31, 1984.
   The inception date for the Class B shares of each Fund was July 1, 1991. The inception date for the Class C shares of each Fund was July 2, 1992.

  YIELD. Yields used in each Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a 30-day period ("Period"), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:


              a-b
  YIELD = 2[( --- + 1)/6/ - 1]
              cd

where: a  =  interest earned during the Period attributable to a Class of shares
       b  =  expenses accrued for the Period attributable to a Class of shares
             (net of reimbursements)
       c  =  the average daily number of shares of the Class outstanding during the Period that were entitled to receive dividends d = the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the Period

  Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), each Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the period (variable "d" in the above formula), the Funds' current maximum 4% initial sales charge on Class A shares is included.

  The following table shows the yield for the Class A, Class B and Class C shares of each Fund for the 30-day period ended November 30, 1994.

                                    U.S. GOVERNMENT INVESTMENT GRADE HIGH INCOME
                                      INCOME FUND     INCOME FUND       FUND
                                    --------------- ---------------- -----------
   Class A.........................      6.22%            8.00%         12.74%
   Class B.........................      5.70%            7.58%         12.49%
   Class C.........................      5.97%            7.87%         12.76%

  OTHER INFORMATION. In Performance Advertisements, each Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper") for U.S. government funds (U.S. Government Income Fund), corporate bond (BBB) funds (Investment Grade Income
Fund) and high yield funds (High Income Fund); CDA Investment Technologies, Inc. ("CDA"); Wiesenberger Investment Companies Service ("Wiesenberger"); Investment Company Data Inc. ("ICD"); or Morningstar Mutual Funds ("Morningstar"); or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indices, including (but not limited to) the Salomon Brothers Bond Index, First Boston High Yield Index, Merrill Lynch High Yield Indices, Shearson Lehman Bond Index, Shearson Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Index ("Standard & Poor's 500"), the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Such comparisons also may include economic data and statistics published by the United States Bureau of Labor Statistics, such as the cost of living index, information and statistics on the residential mortgage market or the market for mortgage-backed securities, such as those published by the Federal Reserve Bank, the Office of Thrift Supervision, Ginnie Mae, Fannie Mae and Freddie Mac and the Lehman Mortgage-Backed Securities Index. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  A Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Funds may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon and net asset values will fluctuate. The securities held by the Funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in a Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

  In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for High Income Fund, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICS) of any one issuer.

  Dividends and other distributions declared by a Fund in November or December of any year and payable to shareholders of record on a date in either of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  U.S. Government Income Fund invests exclusively in debt securities and receives no dividend income; accordingly, no portion of the dividends or other distributions paid by this Fund will be eligible for the dividends-received deduction allowed to corporations. Although High Income Fund and Investment Grade Income Fund are authorized to hold equity securities, it is expected that any dividend income received by the Funds will be minimal.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Interest and dividends, if any, received by High Income Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on November 30 of that year, plus certain other amounts.

  The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures and forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

  Each Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of such securities, a Fund would have to include in its gross income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, High Income Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Each Fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward currency contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                               OTHER INFORMATION

  PAINEWEBBER MANAGED INVESTMENT TRUST. Effective April 1, 1991, the names of the three series described herein were changed to U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund. Prior to that date, the series' names were U.S. Government Portfolio (GNMA Portfolio prior to July 1,
1990), Investment Grade Bond Portfolio and High Yield Bond Portfolio, respectively. Prior to November 10, 1995, the Class C shares were called "Class D shares".

  PaineWebber Managed Investments Trust is an entity of the type commonly known as a "Massachusetts business trust." Prior to February 26, 1992, the Trust's name was PaineWebber Fixed Income Portfolios. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust or a Fund. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Funds and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from each Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  CLASS-SPECIFIC EXPENSES. Each Fund might determine to allocate certain expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 M Street, NW, Washington, DC 20036-5891, counsel to the Funds, has passed upon the legality of the shares offered by the Funds' Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  INDEPENDENT AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust.

                              FINANCIAL STATEMENTS

  The Funds' Annual Report to Shareholders for the fiscal year ended November 30, 1994 and its Semi-Annual Report to Shareholders for the six months ended April 30, 1995, are separate documents supplied with this Statement of Additional Information and the financial statements, accompanying notes and (with respect to the Annual Report to Shareholders) report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  -----------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Policies and Restrictions......................................   1
Hedging and Related Income Strategies.....................................  11
Trustees and Officers.....................................................  21
Investment Advisory and Distribution Arrangements.........................  28
Portfolio Transactions....................................................  34
Reduced Sales Charges, Additional Exchange and Redemption Information and
 Other Services...........................................................  37
Conversion of Class B Shares..............................................  41
Valuation of Shares.......................................................  42
Performance Information...................................................  43
Taxes.....................................................................  46
Other Information.........................................................  49
Financial Statements......................................................  50

(C) 1995 PaineWebber Incorporated

[LOGO OF RECYCLED PAPER APPEARS HERE]

PAINEWEBBER

 U.S. GOVERNMENT
 INCOME FUND

PAINEWEBBER

 INVESTMENT GRADE
 INCOME FUND

PAINEWEBBER

 HIGH INCOME FUND

--------------------------------------------------------------------------------
                      Statement of Additional Information

                                  November 10, 1995, as revised December 1, 1995
--------------------------------------------------------------------------------
                                                                     PAINEWEBBER

                    PAINEWEBBER U.S. GOVERNMENT INCOME FUND

                                 CLASS Y SHARES

              1285 Avenue of the Americas New York, New York 10019

PaineWebber U.S. Government Income Fund ("Fund"), a series of PaineWebber Managed Investments Trust ("Trust"), seeks high current income consistent with the preservation of capital and liquidity. The Fund invests primarily in U.S. government securities.

This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated Novem- ber 10, 1995 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be ob-tained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568. Participants in the PaineWebber Savings Investment Plan ("PW SIP") may make further inquiries by contacting the PaineWebber Incorporated Benefits Department, 10th Floor, 1000 Harbor Boule-vard, Weehawken, New Jersey 07087 or by calling 1-201-902-4444.

The Class Y shares described in this Prospectus are currently offered for sale primarily to participants in the INSIGHT Investment Advisory Program ("INSIGHT"), when purchased through that program, and the trustee of the PW SIP on behalf of that Plan. See "Purchases."
                               ----------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

               The date of this Prospectus is November 10, 1995.

                            PaineWebber Incorporated

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CON-NECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                --------------

                                 FUND EXPENSES

  The following tables are intended to assist investors in understanding the expenses associated with investing in Class Y shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales charge on purchases of shares ...................................... None
Sales charge on reinvested dividends...................................... None
Redemption fee or deferred sales charge................................... None

                        ANNUAL FUND OPERATING EXPENSES*
                    (as a percentage of average net assets)
Management fees........................................................... 0.50%
12b-1 fees................................................................ 0.00%
Other expenses............................................................ 0.15%
                                                                           ----
Total operating expenses.................................................. 0.65%
                                                                           ====

* See "Management" for additional information. The fees and expenses are those actually incurred for the fiscal year ended November 30, 1994. Participation in INSIGHT is subject to payment of an advisory fee at the maximum annual rate of 1.50% of assets held through INSIGHT. This account charge is not in-cluded in the table because non-INSIGHT participants are permitted to pur-chase Class Y shares of the Fund.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

  An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

      ONE YEAR            THREE YEARS                   FIVE YEARS                   TEN YEARS
      --------            -----------                   ----------                   ---------
         $7                   $21                          $36                          $81

  This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Class Y shares of the Fund.
  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to the Fund's Class Y shares will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

                              FINANCIAL HIGHLIGHTS

  The table below provides selected per share data and ratios for one Class Y share of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1994, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table appearing below insofar as it relates to the fiscal year ended November 30, 1994 and for the prior periods, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in the Annual Report to Shareholders. The financial statements and notes and the financial information in the table below, insofar as they relate to the six months ended May 31, 1995, have been taken from the records of the Fund without examination by the independent auditors, who do not express an opinion thereon. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge.

                            FOR THE
                          SIX MONTHS        FOR THE               FOR THE PERIOD
                             ENDED        YEARS ENDED          SEPTEMBER 11, 1991 #
                            MAY 31,       NOVEMBER 30,                  TO
                             1995     -----------------------      NOVEMBER 30,
                          (UNAUDITED)  1994     1993    1992           1991
                          ----------- ------   ------  ------  --------------------
Net asset value,            $ 8.49    $10.02   $ 9.97  $ 9.97         $ 9.88
 beginning of period....    ------    ------   ------  ------         ------
Net increase (decrease)
 from investment
 operations:
Net investment income...      0.31      0.62     0.70    0.77           0.18
Net realized and
 unrealized gains
 (losses) from
 investment                   0.45     (1.53)    0.05    0.01           0.09
 transactions...........    ------    ------   ------  ------         ------
Net increase (decrease)
 in net assets resulting      0.76     (0.91)    0.75    0.78           0.27
 from operations........    ------    ------   ------  ------         ------
Less distributions:
Dividends from net
 investment                  (0.31)    (0.62)   (0.70)  (0.78)         (0.18)
 income.................    ------    ------   ------  ------         ------
Net asset value, end of     $ 8.94    $ 8.49   $10.02  $ 9.97         $ 9.97
 period.................    ======    ======   ======  ======         ======
Total investment return       9.26%    (9.37)%   7.69%   8.13%          2.37%
 (1)....................    ======    ======   ======  ======         ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's omitted).    $6,245    $4,955   $6,232  $5,517         $4,514
Ratio of expenses to
 average net assets.....      0.69%*    0.65%    0.62%   0.63%          0.72%*
Ratio of net investment
 income to average net
 assets.................      7.29%*    6.76%    6.87%   7.70%          8.36%*
Portfolio turnover rate.     91.33%   358.07%   83.13%  28.33%         71.22%

-------
#  Commencement of offering of shares.
*  Annualized.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable date and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to provide high current income consistent with the preservation of capital and liquidity. The Fund is a diversified se-ries of an open-end management investment company. Mitchell Hutchins Asset Man-agement Inc. ("Mitchell Hutchins") is the Fund's investment adviser and admin-istrator.

  Under normal conditions, the Fund invests at least 65% of its total assets in U.S. government securities, including mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government mortgage-backed securities"), other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agree-ments with respect to those securities. Up to 35% of the Fund's total assets may be invested in mortgage- and asset-backed securities that are issued by private issuers and that at the time of purchase have been rated AAA by Stan-dard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"), or Aaa by Moody's Investors Service, Inc. ("Moody's"), have an equivalent rating from an-other nationally recognized statistical rating organization ("NRSRO") or, if unrated, have been determined by Mitchell Hutchins to be of comparable quality. As a matter of fundamental policy, the Fund normally concentrates at least 25% of its total assets in mortgage- and asset-backed securities issued or guaran-teed by private issuers or by agencies or instrumentalities of the U.S. govern-ment; this fundamental policy may not be changed without shareholder approval. In addition, the Fund may invest up to 5% of its total assets in investment grade corporate bonds. Investment grade bonds are those bonds that, at the time of purchase, are assigned one of the four highest grades by S&P or Moody's, are comparably rated by another NRSRO or, if unrated, are determined by Mitchell Hutchins to be of comparable quality to such rated securities.

  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. The U.S. gov-ernment mortgage-backed securities in which the Fund may invest include mort-gage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Asso-ciation ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Other mortgage-backed securities, in which the Fund may invest up to 35% of its total assets, are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market val-
ue) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, di-rectly or indirectly, by the U.S. government or one of its agencies or instru-mentalities, or they may be issued without any government guarantee of the un-derlying mortgage assets but with some form of non-government credit enhance-ment. For more information concerning the types of mortgage-backed securities in which the Fund may invest, see Appendix A to this Prospectus.

  Non-mortgage-related U.S. government securities in which the Fund may invest include U.S. Treasury obligations and other obligations backed by the full faith and credit of the U.S. government and securities that are supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Resolution Funding Corporation, the Student Loan Marketing Association, the Federal Home Loan Banks and the Tennessee Valley Au-thority.

  The Fund may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon re-ceipts or interests in such U.S. Treasury securities or coupons. The SEC staff currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. As long as the SEC takes this position, Certificates of Accrual Treasury Securi-ties ("CATS") and Treasury Income Growth Receipts ("TIGRs") that are not issued through the U.S. Treasury will not be counted as U.S. government securities for purposes of the 65% investment requirement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle install-ment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from re-volving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to cer-tain amounts and for a certain time period by a letter of credit or a pool in-surance policy issued by a financial institution unaffiliated with the issuer or other credit enhancements may be present.

  The Fund also may seek to enhance income or to reduce the risks associated with ownership of the securities in which it invests through the use of op-tions, futures contracts, options on futures contracts and interest rate pro-tection transactions. See "Hedging and Related Income Strategies."

  RISK FACTORS. The Fund's net asset value fluctuates based on changes in the value of its portfolio securities. Neither the issuance by, nor the guarantee of, a U.S. government agency, nor even the highest rating by a NRSRO consti-tutes assurance that the security will not fluctuate in value or that the Fund will receive the originally anticipated yield on the security. An investment in the Fund also is subject to the risks discussed below.

  INTEREST RATE SENSITIVITY. The investment income of the Fund is based on the income earned on the securities it holds, less expenses incurred; thus, the Fund's investment income may be expected to fluctuate in response to changes in such expenses or income. For example, the investment income of the Fund may be affected if it experiences a net inflow of new money that is then invested in securities whose yield is higher or lower than that earned on then-current in-vestments. Generally, the value of the debt securities held by the Fund, and thus the net asset value per share of the Fund, will rise when interest rates decline. Conversely, when interest rates rise, the value of fixed income secu-rities, and thus the net asset value per share of the Fund, may be expected to decline.

  --RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of the mortgage- and asset-backed securities in which the Fund may invest dif-fer from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a re-sult, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the pre-mium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed se-curities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective matu-rity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market inter-est rates, the attractiveness of the CMO classes and the ability of the struc-ture to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value and, in some instances, reduced liquidity, of the CMO class.

  The rate of interest payable on CMO classes may be set at levels that are ei-ther above or below market rates at the time of issuance, so that the securi-ties will be sold at a substantial premium to, or at a discount from, par val-ue. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the underlying mortgage assets (the interest-only or "IO" class) and one class will be entitled to re-ceive all or a portion of the principal but none of the interest (the princi-pal-only or "PO" class). IOs and POs may also be created from mortgage-backed securities that are not CMOs. The yields on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive to the rate of principal payments (including prepay-ments) on the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, an investor may fail to recoup fully his or her initial investment even if the security is gov-ernment issued or guaranteed or is rated AAA or the equivalent.

  Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an in-verse floating rate CMO class pays interest at a rate that increases as a spec-ified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates de-crease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obliga-tion. Such interest rate formulas may be combined with other CMO characteris-tics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive inter-est at a rate that will vary inversely with a specified index or a multiple thereof.

  During 1994, the value and liquidity of many mortgage-backed securities de-clined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities in which the Fund may invest, in-cluding IO and PO classes of mortgage-backed securities and inverse floating rate securities, can be extremely volatile and these securities may become il-liquid. Mitchell Hutchins seeks to manage the Fund so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's invest-ment objective. If market interest rates or other factors that affect the the volatility of securities held by the Fund change in ways that Mitchell Hutchins does not anticipate, the Fund's ability to meet its investment objective may be reduced.

  See Appendix A to this Prospectus for more information concerning the types of mortgage-backed securities in which the Fund may invest.

  --RISKS OF ZERO COUPON SECURITIES. The Fund may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. Zero coupon secu-rities pay no interest to holders prior to maturity. However, a portion of the original issue discount on the zero coupon securities must be included in the Fund's income. Accordingly, to continue to qualify for tax treatment as a regu-lated investment company and to avoid a certain excise tax (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable ma-turities that make current distributions of interest in cash.

  HEDGING AND RELATED INCOME STRATEGIES. The Fund may use options (both ex-change-traded and over-the-counter ("OTC')), futures contracts and interest rate protection transactions to attempt to enhance income and to reduce the overall risk of its investments (hedge). Hedging strategies may be used in an attempt to manage the Fund's average duration and other risks of its invest-ments, which can affect fluctuations in the Fund's net asset value. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The use of options and futures solely to enhance income may be considered a form of speculation. Appendix B to this Prospectus describes the hedging instruments that the Fund may use, and the Statement of Additional Information contains further information on these strategies.

  The Fund may write (sell) covered call and put options, buy call and put op-tions, buy and sell interest rate futures contracts and buy call or put options or write covered call options on such futures contracts. The Fund may enter into options and futures contracts under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these in-struments will place at risk a much smaller portion of its assets.

  The Fund may enter into interest rate protection transactions, including in-terest rate swaps, caps, collars and floors, to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any in-crease in the price of securities it anticipates purchasing at a later date. The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present min-imal credit risks in accordance with guidelines established by the Trust's board of trustees. The Fund would use these transactions as a hedge and not as a speculative investment.

  The Fund might not employ any of the strategies described above, and no as-surance can be given that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund would be in a better position if it had not entered into the transaction at all. The use of these strategies in-volves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's secu-rities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in loss-es, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

  New financial products and risk management techniques continue to be devel-oped. The Fund may use these instruments and techniques to the extent consis-tent with its investment objective and regulatory and federal tax considera-tions.

  DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS. The Fund may enter into dol-lar rolls, in which the Fund sells mortgage-backed or other securities for de-livery in the current month and simultaneously contracts to purchase substan-tially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund enters into a dollar roll, an approved cus-todian will segregate cash or liquid, high-grade debt securities having a value not less than the forward price.

  The Fund may also enter into reverse repurchase agreements in which the Fund sells securities to a bank or dealer and agrees to repurchase them at a mutu-ally agreed-upon date and price. The market value of securities sold under re-verse repurchase agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those pro-ceeds. Thus, reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event the buyer of securities under a reverse re-purchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be re-stricted pending such decision.

  The dollar rolls and reverse repurchase agreements entered into by the Fund normally will be arbitrage transactions in which the Fund will maintain an off-setting position in securities or repurchase agreements that mature on or be-fore the settlement date on the related dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements must satisfy the quality requirements of the Fund, and will mature on or before the settlement date on the related dollar roll or reverse repurchase agreement, Mitchell Hutchins believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

  Dollar rolls and reverse repurchase agreements will be considered to be borrowings and, accordingly, will be subject to the Fund's limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund's total assets. The Fund will not en-ter into dollar rolls or reverse repurchase agreements, other than in arbitrage transactions as described above, in an aggregate amount in excess of 5% of the Fund's total assets. The Fund has no present intention to enter into dollar rolls other than in such arbitrage transactions, and it has no present inten-tion to enter into reverse repurchase agreements other than in such arbitrage transactions or for temporary or emergency purposes. The Fund may borrow money for temporary or emergency purposes, but not in excess of an additional 5% of its total assets.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and si-multaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, in-cluding possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement be-comes insolvent. The Fund intends to enter into repurchase agree-ments only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" basis or may purchase or sell securities for "delayed deliv-ery". In when-issued or delayed delivery transactions, delivery of the securi-ties occurs beyond normal settlement period, but the Fund generally would not pay for such securities or start earning interest on them until they are deliv-ered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counter party to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market con-ditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securi-ties may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in il-liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Under current guidelines of the staff of the SEC, IOs and POs are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumen-talities will not be considered illiquid if Mitchell Hutchins has determined that they are liquid pursuant to guidelines established by the Trust's board of trustees. Illiquid securities also are considered to include, among other things, written OTC options, repurchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal se-curities laws (other than "Rule 144A" securities that Mitchell Hutchins has de-termined to be liquid under procedures approved by the Trust's board of trust-
ees).

  Rule 144A establishes a "safe harbor" from the requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buy-ers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  The Fund may not be able to sell illiquid securities when Mitchell Hutchins considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiq-uid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiq-uid. Illiquid securities may be more difficult to value due to the unavailabil-ity of reliable market quotations for such securities, and investments in il-liquid securities may have an adverse impact on net asset value.

  LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in re-covering the securities.

  PORTFOLIO TURNOVER. The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate for the Fund (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, and may increase the potential for short-term capi-tal gains.

  DERIVATIVES. The Fund may invest in instruments or securities that commonly are referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. Derivative in-struments include options, futures contracts, interest rate protection con-tracts and similar instruments that may be used by the Fund in hedging and re-lated income strategies. There is only limited consensus as to what constitutes a "derivative" security. However, in Mitchell Hutchins' view, the derivative securities in which the Fund may invest include "stripped" securities, such as CATS and TIGRs, and specially structured types of mortgage- and asset-backed securities, such as IOs, POs and inverse floaters. The market value of deriva-tive instruments and securities sometimes is more volatile than that of other investments, and each type of derivative may pose its own special risks. Mitchell Hutchins takes these risks into account in its management of the Fund.

  OTHER INFORMATION. When Mitchell Hutchins believes unusual circumstances war-rant a defensive position, the Fund temporarily may commit all or any portion of its assets to cash or money market instruments. Such instruments will be limited to obligations of the U.S. government, its agencies or instrumentali-ties and repurchase agreements secured by such obligations. The Fund may also engage in short sales of securities "against the box" to defer realization of gains or losses for tax purposes.

  There can be no assurance that the Fund will achieve its investment objec-tive. The Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. The Fund's investment objective and certain other investment limitations as described in the Statement of Additional Information are fundamental policies and may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of trustees without shareholder approval.

                                   PURCHASES

  Class Y shares are sold to eligible investors at the net asset value next de-termined (see "Valuation of Shares") after the purchase order is received at PaineWebber's New York City offices, or for purchases by the trustee of the PW SIP, by the Fund's transfer agent ("Transfer Agent"). No initial or contingent deferred sales charges is imposed, nor are Class Y shares subject to Rule 12b-1 distribution or service fees. Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber Incorporated ("PaineWebber") as the exclusive dealer for the sale of those shares. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of the Class Y shares for a period of time.

  PURCHASES BY INSIGHT PARTICIPANTS. An investor who purchases $50,000 or more of shares of mutual funds that are available to INSIGHT participants (which in-clude the PaineWebber mutual funds in the Flexible Pricing System SM and cer-tain specified other mutual funds) may take part in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase Class Y shares. INSIGHT offers comprehensive investment services, in-cluding a personalized asset allocation investment strategy using an appropri-ate combination of funds, monitoring of investment performance and comprehen-sive quarterly reports that cover market trends, portfolio summaries and per-sonalized account information. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.50% of assets held through the program (generally charged quarterly in advance), which covers all INSIGHT investment advisory services and program administration fees. Em-ployees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT. INSIGHT clients may elect to have their INSIGHT fees charged to their PaineWebber accounts (by the automatic redemption of money market fund shares) or, if a qualified plan, in-voiced. Please contact your PaineWebber investment executive or PaineWebber's correspondent firms or call 1-800-647-1568 for more information concerning mu-tual funds that are available to INSIGHT participants or for other INSIGHT information.

  PURCHASES BY THE TRUSTEE OF THE PW SIP. Class Y shares also are offered for sale to the trustee of the PW SIP, a defined contribution plan sponsored by Paine Webber Group Inc. ("PW Group"). The trustee of the PW SIP purchases Class Y shares to implement the investment choices of individual plan partici-pants with respect to their PW SIP contributions. INDIVIDUAL PLAN PARTICIPANTS SHOULD CONSULT THE

PLAN INFORMATION STATEMENT AND SUMMARY PLAN DESCRIPTION OF THE PW SIP (COLLEC-TIVELY, "PLAN DOCUMENTS") FOR A DESCRIPTION OF THE PROCEDURES AND LIMITATIONS APPLICABLE TO MAKING AND CHANGING INVESTMENT CHOICES. Copies of the Plan Docu-ments are available from the PaineWebber Incorporated Benefits Department, 10th Floor, 1000 Harbor Boulevard, Weehawken, New Jersey 07087 (telephone 1-201-902-
4444).

  As described in the Plan Documents, the average net asset value per share at which Class Y shares of the Fund are purchased by the trustee of the PW SIP for the accounts of individual participants might be more or less than the net as-set value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW SIP.

  ACQUISITION OF CLASS Y SHARES BY OTHERS. Present holders of Class Y shares of a former Mitchell Hutchins/Kidder, Peabody ("MH/KP") mutual fund who are not current INSIGHT participants may acquire Class Y shares of the Fund, but only when those shares are issued in connection with the reorganization of the MH/KP mutual fund into the Fund. This category includes former employees of Kidder, Peabody & Co., Incorporated, their associated accounts and present and former directors and trustees of the MH/KP mutual funds. Dividends and other distribu-tions on Class Y shares of the Fund issued in connection with the reorganiza-tion will be paid in additional Class Y shares at net asset value, unless the shareholder has requested cash payments. These holders may not otherwise pur-chase additional Class Y shares.

  The Fund is authorized to offer Class Y shares to other employee benefit and retirement plans of PW Group and its affiliates and certain investment advisory programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants and the PW SIP are the only purchasers in these categories.

                                  REDEMPTIONS

  Class Y shares may be redeemed at their net asset value and redemption pro-ceeds will be paid after receipt of a redemption request, as described below.

  REDEMPTIONS THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. INSIGHT participants who are Class Y shareholders may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Class Y shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspon-dent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices. A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ("NYSE") is open for business.

  PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

  REDEMPTION THROUGH THE TRANSFER AGENT. Shareholders also may redeem Class Y shares through the Fund's transfer agent, PFPC Inc. ("Transfer Agent"). Share-holders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next com-puted after it is received in "good order," and redemption proceeds will be paid within seven days of the re-ceipt of the request. "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange and (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partner-ships and corporations. Shareholders are responsible for ensuring that a re-quest for redemption is received in "good order."

  REDEMPTIONS FOR PARTICIPANTS IN PW SIP. The trustee of the PW SIP redeems Class Y shares to implement the investment choices of individual plan partici-pants with respect to their PW SIP contributions, as described in the Plan Doc-uments referenced under "Purchases" above. As described in the Plan Documents, the average net asset value per share at which Class Y shares are redeemed by the trustee of the PW SIP might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices.

  ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder (other than a partici-pant in the PW SIP) may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption re-quirements generally, should be referred to the shareholder's PaineWebber in-vestment executive or correspondent firm. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

  Because the Fund incurs certain fixed costs in maintaining shareholder ac-counts, the Fund reserves the right to redeem all Fund shares in any share-holder account having a net asset value below the lesser of $500 or the current minimum for initial purchases. If the Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to the minimum required level or more within 60 days of the notice. The Fund will not redeem accounts that fall below the minimum required level solely as a result of a reduction in net asset value per share.

                              DIVIDENDS AND TAXES

  DIVIDENDS. Dividends from the Fund's net investment income are declared daily and paid monthly on or about the 15th day of each month. Net investment income includes accrued interest and discount, less amortization of premium and ac-crued expenses. Substantially all of the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, are distributed annually with the Fund's next regular dividend. The Fund may make additional distributions if necessary to avoid a 4% excise tax on undistributed income and capital gain.

  PW SIP PARTICIPANTS: Dividends and capital gain distributions are paid in ad-ditional Class Y shares at net asset value unless the Transfer Agent is in-structed otherwise.

  INSIGHT PARTICIPANTS: Dividends and other distributions are paid in addi-tional Class Y shares at net asset value unless the shareholder has requested cash payments. Share-holders who wish to receive dividends and/or capital gain distributions in cash, either mailed to the shareholder by check or credited to the sharehold-er's PaineWebber account, should contact their PaineWebber investment execu-tives or correspondent firms.

  TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain that is distributed to its shareholders.

  PW SIP PARTICIPANTS. Qualified profit-sharing plans such as the PW SIP pay no federal income tax. Individual participants in the PW SIP should consult the Plan Documents and their own tax advisers for information on the tax con-sequences associated with participating in the PW SIP.

  INSIGHT PARTICIPANTS: Dividends from the Fund's investment company taxable income (whether paid in cash or in additional shares) generally are taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or in additional shares) are taxable to its share-holders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

  The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year.

  The Fund is required to withhold 31% of all dividends, capital gain distri-butions and re- demption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from divi-dends and capital gain distributions payable to such shareholders who other-wise are subject to backup withholding.

  A redemption of shares of the Fund may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Fund shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if shares of the Fund are purchased within 30 days before or after redeeming the other Fund shares at a loss, all or a portion of that loss will not be deduct-ible and will increase the basis of the newly acquired shares.

  The foregoing is only a summary of some of the important federal tax consid-erations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other feder-al, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.

                              VALUATION OF SHARES

  The net asset value of the Fund's shares fluctuates and is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. Net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets minus all li-abilities by the total number of Fund shares outstanding.

  The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, un-less the board of trustees determines that this does not represent fair value.

                                  MANAGEMENT

  The Trust's board of trustees, as part of its overall management responsi-bility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, the Fund's investment adviser and administra-tor, makes and implements all investment decisions and supervises all aspects of the Fund's operations. Mitchell Hutchins receives a monthly fee for these services at the annual rate of 0.50% of the Fund's average daily net assets.

  The Fund incurs various other expenses in its operations and, for the fiscal year ended November 30, 1994, the Fund's total expenses for its Class Y shares, stated as a percentage of average net assets, was 0.65%.

  Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by PW Group, the sponsor of the PW SIP and a publicly owned fi-nancial services holding company. At October 31, 1995, Mitchell Hutchins was adviser or sub-adviser to 38 investment companies with 75 separate portfolios and aggregate assets of over $29 billion.

  Nirmal Singh and Craig M. Varrelman have been responsible for the day-to-day management of the Fund's portfolio since December 1994. Mr. Singh is a first vice president of Mitchell Hutchins, and Mr. Varrelman is a first vice presi-dent of Mitchell Hutchins. Prior to joining Mitchell Hutchins in September 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team responsible for managing several di-versified funds, including mortgage-backed securities funds with assets total-ing approximately $8 billion. From 1990 to 1993, Mr. Singh was a senior port-folio manager at Nomura Mortgage Fund Management Corporation, where he was re-sponsible for managing approximately $3 billion in mortgage assets. From 1987 to 1990, Mr. Singh was a vice president of Lehman Brothers. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988.

  Other members of Mitchell Hutchins domestic fixed income group provide input on market outlook, interest rate factors and other considerations pertaining to fixed income investment.

  Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics which establishes proce-dures for personal investing and restricts certain transactions.

                            PERFORMANCE INFORMATION

  The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of a Fund investment as a steady compound an-nual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. One-, five- and ten-year periods will be shown, unless the Class has been in existence for a shorter period. Total re-turn calculations assume reinvestment of dividends and other distributions.

  The Fund may use other total return presentations in conjunction with stan-dardized return. These may cover the same or different periods than those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.

  The Fund also may advertise its yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Class Y share, expressed as an annualized percentage of the net asset value per share at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

  Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a share-holder's cost.

                              GENERAL INFORMATION

  ORGANIZATION. PaineWebber Managed Investments Trust is registered with the SEC as an open-end management investment company and was organized as a busi-ness trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The trustees have authority to issue an un-limited number of shares of beneficial interest of separate series, par value $.001 per share. Shares of four series, including the Fund, have been autho-rized.

  The shares of beneficial interest of the Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each Class represents interests in the same assets of the Fund. Class A, B and C differ as follows:
(1) each Class has exclusive voting rights on matters pertaining to its plan of distribution, (2) Class A shares generally are subject to an initial sales charge, (3) Class B shares bear ongoing distribution fees, may be subject to a contingent deferred sales charge upon most redemptions and will automatically convert to Class A shares approximately six years after issuance, (4) Class C shares are not subject to an initial sales charge, but are subject to a contin-gent deferred sales charge if redeemed within one year of purchase, bear ongo-ing distribution fees and do not convert into another Class and (5) each Class may bear differing amounts of certain Class-specific expenses. Class Y shares are subject to neither an initial or contingent deferred sales charge nor ongo-ing service or distribution fees.

  The different sales charges and other expenses applicable to the different classes of Fund shares may affect the performance of those classes. More infor-mation concerning the other Classes of shares of the Fund may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1568.

  The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees of the Trust holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of share-holders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of the Fund has equal voting rights, except as noted above. Each share of the Fund is entitled to partici-pate equally in dividends and other distributions and the proceeds of any liq-uidation ex-cept that, due to the differing expenses borne by the four Classes, these divi-dends and proceeds are likely to be lower for the other Classes than for the Class Y shares. The shares of the Fund and the other series of the Trust will be voted separately except when an aggregate vote of all series is required by the Investment Company Act of 1940 ("1940 Act").

  To avoid additional operating costs and for investor convenience, share cer-tificates are not issued. Ownership of shares of the Fund is re corded on a share register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heri-tage Drive, North Quincy, Massachusetts 02171 is custodian of the Fund's as-sets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose princi-pal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

  CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and re demptions of shares of the Fund. PaineWebber clients receive statements at least quarterly that report their activity and consolidated year-end state-ments that show all Fund transactions for that year. Shareholders also receive audited annual and semi-annual financial statements of the Fund. The PW SIP re-ceives confirmations of purchases and redemptions of shares of the Fund and quarterly statements from the Transfer Agent. The PW SIP also receives audited annual and unaudited semi-annual financial statements of the Fund. PW SIP par-ticipants receive periodic information, including quarterly statements, about their plan participation from the PW SIP plan administrator.

                                   APPENDIX A

MORTGAGE-BACKED SECURITIES

  The U.S. government securities in which the Fund may invest include mortgage-backed securities issued or guaranteed by Ginnie Mae, the Fannie Mae or the Freddie Mac. Other mortgage-backed securities in which the Fund may invest will be issued by Private Mortgage Lenders. Such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-govern-ment credit enhancement. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of mortgage-backed securities that Mitchell Hutchins believes may assist the Fund in achieving its investment objective. Similarly, the Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

  GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residen-tial mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and prin-cipal is backed by the full faith and credit of the U.S. government. Each mort-gagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and char-acteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

  FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes re-ferred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certifi-cates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

  FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage par-ticipation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely pay-ment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

  PRIVATE RTC AND SIMILAR MORT-GAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "-- Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.

  The Resolution Trust Corporation ("RTC"), which was organized by the U.S. government in connection with the savings and loan crisis, holds assets of failed savings associations as either a conservator or receiver for such asso-ciations, or it acquires such assets in its corporate capacity. These assets include, among other things, single family and multifamily mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an or-derly manner, RTC has established a vehicle registered with the SEC through which it sells mortgage-backed securities. RTC mortgage-backed securities rep-resent pro rata interests in pools of mortgage loans that RTC holds or has ac-quired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

  COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government enti-ties such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through secu-rities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any principal only ("PO") class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated ma-turities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO struc-tures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

  ARM AND FLOATING RATE MORTGAGE-BACKED SECURITIES. ARM mortgage-backed securi-ties are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating Rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and Floating Rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluc-tuations than the values of fixed-rate securities.

  TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain ele-ments of credit enhancement. Such credit enhancement falls into two categories;
(1) liquidity protection and (2) protection against losses resulting after de-fault by an obligor on the underlying assets and collection of all amounts re-coverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the en-tity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the se-curity), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liq-uidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, in-surance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may in-crease the price of a security. Credit enhancements do not provide protection against changes in the market value of the security.

  Examples of credit enhancement arising out of the structure of the transac-tion include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in re-serve against future losses) and "over-collateralization"

(where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any ser-vicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a secu-rity.

                                   APPENDIX B

THE FUND MAY USE THE FOLLOWING INSTRUMENTS:

  Options on Debt Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premi-um, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premi-um, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the un-derlying security at the exercise price.

  Options on Indices of Debt Securities. An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more tradi-tional options except that exercises of index options are effected with cash payment and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

  Interest Rate Futures Contracts. An interest rate futures contract is a bi-lateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of debt security called for in the contract at a specified future time and at a specified price. Al-though interest rate futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  Options on Futures Contracts. Options on futures contracts are similar to op-tions on securities, except that an option on a futures contract gives the pur-chaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a spec-ified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accom-panied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    PAINEWEBBER
    U.S. GOVERNMENT
    INCOME FUND

    Class Y Shares





PROSPECTUS

November 10, 1995



                                TABLE OF CONTENTS

Fund Expenses...............................................................   2
Financial Highlights........................................................   3
Investment Objective and Policies...........................................   4
Purchases...................................................................  11
Redemptions.................................................................  12
Dividends and Taxes.........................................................  13
Valuation of Shares.........................................................  14
Management..................................................................  15
Performance Information.....................................................  15
General Information.........................................................  16
Appendix A..................................................................  18
Appendix B..................................................................  22

[LOGO OF RECYCLED PAPER APPEARS HERE]

(C)1995 PaineWebber Incorporated
--------------------------------

                    PAINEWEBBER U.S. GOVERNMENT INCOME FUND

                                 CLASS Y SHARES

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  PaineWebber U.S. Government Income Fund ("Fund") is a diversified series of PaineWebber Managed Investments Trust ("Trust"), a professionally managed mutual fund. The Fund seeks to provide high current income consistent with the preservation of capital and liquidity and invests primarily in U.S. government securities. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as exclusive dealer for the sale of Fund shares. The Class Y shares described in this Statement of Additional Information are currently offered for sale only to the trustee of the PaineWebber Savings Investment Plan acting on behalf of that Plan. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 10, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. Participants in the PaineWebber Savings Investment Plan may obtain a copy of the Prospectus by contacting the PaineWebber Incorporated Benefits Department, 1000 Harbor Boulevard, 10th Floor, Weehawken, New Jersey 07087 or by calling 1-201-902-4444. This Statement of Additional Information is dated November 10, 1995, as revised December 1, 1995.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the investment policies and limitations of the Fund.

  YIELD FACTORS AND RATINGS. Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of mortgage- and asset-backed securities and other debt obligations. The Fund may use these ratings in determining whether to purchase, sell or hold a security.

  S&P's highest rating category is AAA. Moody's highest rating category is Aaa. Publications of S&P indicate that it assigns such ratings to securities for which the obligor's "capacity to pay interest and repay principal is extremely strong." Publications of Moody's indicate that it assigns such ratings to securities that "are judged to be of the best quality" and "carry the smallest degree of investment risk," that interest payments on such securities "are protected by a large or by an exceptionally stable margin and principal is secure" and that while "the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues." The process by which S&P and Moody's determine ratings for mortgage- and asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Neither of such ratings represents an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

  It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by the Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

  In addition to ratings assigned to individual bond issues, Mitchell Hutchins will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on debt securities, including mortgage- and asset-backed securities in which the Fund invests, are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its credit rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund.

  The Fund may invest in adjustable rate mortgage ("ARM") and floating rate mortgage-backed securities. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

  The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index ("COFI") that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

  Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

  The Trust's board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the board of trustees.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon their acquisition is accrued as interest and included in the Fund's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell

Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund agrees to purchase securities on a when-issued basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to the Fund.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, the Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker- dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with the Fund's custodian collateral either in cash or money market instruments, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

  SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including dollar rolls, reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions, As described below under "Hedging and Related Income Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts or interest rate protection transactions.

  INVESTMENT LIMITATIONS. The Fund may not (1) purchase the securities of any issuer if as a result more than 5% of the total assets of the Fund would be invested in the securities of that issuer; provided that securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are not subject to this limitation and further provided that up to 25% of the value of the Fund's assets may be invested without regard to this limitation; (2) issue senior securities or borrow money, except from banks or through reverse repurchase agreements and dollar rolls, and then in an aggregate amount not in excess of 33 1/3% of the Fund's total assets (including the amount of the borrowings and senior securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; (3) purchase securities if, as a result of the purchase, the Fund would have more than 25% of the value of its total assets invested in securities of issuers in any one industry, except that this limitation does not apply to (a) obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and (b) investments in mortgage-backed and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation; (4) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; (5) purchase or sell real estate, except that investments in Government National Mortgage Association certificates and other debt securities secured by real estate or real estate interests are not subject to this limitation; (6) purchase securities on margin, make short sales of securities or maintain a short position in any security, except that the Fund may (a) make margin deposits, make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and
(b) sell short "against the box"; (7) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate futures contracts and options thereon; (8) invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in issuers which invest in such programs; (9) purchase securities of other open-end investment companies, except in connection with a merger, consolidation or acquisition;
(10) make loans, except through repurchase agreements and except in connection with the loan of securities as described herein; provided that for purposes of this restriction the acquisition of bonds or other debt obligations shall not be deemed to be the making of a loan; or (11) hold more than 10% of the outstanding voting securities of any issuer.

  The foregoing fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

  The following investment restrictions may be changed by the vote of the Trust's board of trustees without shareholder approval. The Fund may not (1) purchase any security if as a result more than 5% of the value of the Fund's total assets would be invested in securities of companies that together with any predecessors have been in continuous operation for less than three years;
(2) invest more than 10% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (3) make investments in warrants, if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or the American Stock Exchange, Inc., provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities; or (4) invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. This non-fundamental policy (4) can be changed only upon 30 days' advance notice to shareholders.

  If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the Fund's investment limitations, restrictions or investment policies.

  The Fund will continue to interpret fundamental investment limitation (5) to prohibit investment in real estate limited partnerships.

                     HEDGING AND RELATED INCOME STRATEGIES

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Fund's portfolio and to enhance income. Mitchell Hutchins also may attempt to hedge the Fund's portfolio through the use of interest rate protection transactions. The particular Hedging Instruments are described in Appendix B to the Prospectus.

  Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  The Fund may purchase and write (sell) covered straddles on securities or indices of debt securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a long straddle when Mitchell Hutchins believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Hedging Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

  (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

  COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Fund may purchase put and call options, and write (sell) covered put and call options, on debt securities in which it is authorized to invest. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. In addition, writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the

Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. The securities or other assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

  The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  The Fund may purchase and write put and call options on indices of debt securities in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

  GUIDELINES FOR OPTIONS. The Fund's use of options is governed by the following guidelines which can be changed by the Trust's board of trustees without shareholder vote:

    1. The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options purchased by the Fund, does not exceed 5% of the Fund's total assets.

    2. The aggregate value of securities underlying put options written by the Fund, determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

    3. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  FUTURES. The Fund may purchase and sell interest rate futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices.

  Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract or a call option thereon or sell a put option thereon.

  The Fund may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the future position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If the Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  GUIDELINES FOR FUTURES AND RELATED OPTIONS. The Fund's use of futures and related options is governed by the following guidelines which can be changed by the Trust's board of trustees without shareholder vote:

    1. To the extent the Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

    2. The aggregate premiums paid on all options (including options on securities and indices of debt securities and options on futures contracts) purchased by a Fund that are held at any time will not exceed 20% of the Fund's net assets.

    3. The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

INTEREST RATE PROTECTION TRANSACTIONS

  The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions--Segregated Accounts." The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

  The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly they are less liquid than swaps.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of the Trust, their business addresses and principal occupations during the past five years are:

                                                          BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE      POSITION WITH TRUST           OTHER DIRECTORSHIPS
----------------------      -------------------           --------------------
E. Garrett Bewkes, Jr.;   Trustee and Chairman of Mr. Bewkes is a director and a con-
 69**                      the Board of Trustees   sultant to Paine Webber Group Inc.
                                                   ("PW Group") (holding company
                                                   of PaineWebber and Mitchell
                                                   Hutchins). Prior to 1988, he was
                                                   chairman of the board, president
                                                   and chief executive officer of
                                                   American Bakeries Company. Mr.
                                                   Bewkes is also a director of Inter-
                                                   state Bakeries Corporation, NaPro
                                                   BioTherapeutics, Inc. and a direc-
                                                   tor or trustee of 24 other invest-
                                                   ment companies for which Mitchell
                                                   Hutchins or PaineWebber serves as
                                                   investment adviser.
Meyer Feldberg; 53                Trustee         Mr. Feldberg is Dean and Professor
Columbia University                                of Management of the Graduate
101 Uris Hall                                      School of Business, Columbia Uni-
New York, New York 10027                           versity. Prior to 1989, he was
                                                   president of the Illinois Institute
                                                   of Technology. Dean Feldberg is
                                                   also a director of AMSCO Interna-
                                                   tional Inc., Federated Department
                                                   Stores, Inc., and New World Commu-
                                                   nications Group Incorporated and is
                                                   a director or trustee of 16 other
                                                   investment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as an investment adviser.
George W. Gowen; 66               Trustee         Mr. Gowen is a partner in the law
666 Third Avenue                                   firm of Dunnington, Bartholow &
New York, New York 10017                           Miller. Prior to May 1994, he was a
                                                   partner in the law firm of Fryer,
                                                   Ross & Gowen. Mr. Gowen is also a
                                                   director of Columbia Real Estate
                                                   Investments, Inc. and a director or
                                                   trustee of 14 other investment com-
                                                   panies for which Mitchell Hutchins
                                                   or PaineWebber serves as investment
                                                   adviser.

                                                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE    POSITION WITH TRUST         OTHER DIRECTORSHIPS
----------------------    -------------------         --------------------
Frederic V. Malek; 58           Trustee       Mr. Malek is chairman of Thayer Cap-
901 15th Street, N.W.                          ital Partners (investment bank) and
Suite 300                                      a co-chairman and director of CB
Washington, D.C. 20005                         Commercial Group Inc. (real es-
                                               tate). From January 1992 to Novem-
                                               ber 1992, he was campaign manager
                                               of Bush-Quayle '92. From 1990 to
                                               1992, he was vice chairman and,
                                               from 1989 to 1990, he was president
                                               of Northwest Airlines Inc., NWA
                                               Inc. (holding company of Northwest
                                               Airlines Inc.) and Wings Holdings
                                               Inc. (holding company of NWA Inc.)
                                               Prior to 1989, he was employed by
                                               the Marriott Corporation (hotels,
                                               restaurants, airline catering and
                                               contract feeding), where he most
                                               recently was an executive vice
                                               president and president of Marriott
                                               Hotels and Resorts. Mr. Malek is
                                               also a director of American Manage-
                                               ment Systems, Inc., Automatic Data
                                               Processing, Inc., Avis, Inc., FPL
                                               Group, Inc., ICF International,
                                               Manor Care, Inc., National Educa-
                                               tion Corporation and Northwest Air-
                                               lines Inc. and a director or
                                               trustee of 14 other investment com-
                                               panies for which Mitchell Hutchins
                                               or PaineWebber serves as investment
                                               adviser.
Judith Davidson Moyers;         Trustee       Mrs. Moyers is president of Public
60                                             Affairs Television, Inc., an educa-
Public Affairs Televi-                         tional consultant and a home econo-
sion                                           mist. Mrs. Moyers is also a direc-
356 W. 58th Street                             tor of Ogden Corporation and a di-
New York, New York 10019                       rector or trustee of 14 other in-
                                               vestment companies for which Mitch-
                                               ell Hutchins or PaineWebber serves
                                               as investment adviser.

                                                      BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE  POSITION WITH TRUST           OTHER DIRECTORSHIPS
----------------------  -------------------           --------------------
Margo N. Alexander; 48       President        Mrs. Alexander is president, chief
                                               executive officer and a director of
                                               Mitchell Hutchins. Prior to January
                                               1995, Mrs. Alexander was an execu-
                                               tive vice president of PaineWebber.
                                               Mrs. Alexander is also a director
                                               or trustee of one investment com-
                                               pany and president of 31 other in-
                                               vestment companies for which Mitch-
                                               ell Hutchins or PaineWebber serves
                                               as investment adviser.
Julieanna Berry; 32        Vice President     Ms. Berry is a vice president and
                                               portfolio manager of Mitchell
                                               Hutchins.
Teresa M. Boyle; 37        Vice President     Ms. Boyle is a first vice president
                                               and manager--advisory administra-
                                               tion of Mitchell Hutchins. Prior to
                                               November 1993, she was compliance
                                               manager of Hyperion Capital Manage-
                                               ment, Inc., an investment advisory
                                               firm. Prior to April 1993, Ms.
                                               Boyle was vice president and manag-
                                               er-- legal administration of Mitch-
                                               ell Hutchins. Ms. Boyle is also
                                               vice president of 31 other invest-
                                               ment companies for which Mitchell
                                               Hutchins or PaineWebber serves as
                                               investment adviser.
Gigi L. Capes; 31        Vice President and   Ms. Capes is a vice president and
                         Assistant Treasurer   the tax manager of the mutual fund
                                               finance division of Mitchell
                                               Hutchins. Prior to 1992, she was a
                                               tax senior consultant with KPMG
                                               Peat Marwick. Ms. Capes is also a
                                               vice president and assistant trea-
                                               surer of 31 other investment compa-
                                               nies for which Mitchell Hutchins or
                                               PaineWebber serves as investment
                                               adviser.

NAME AND ADDRESS*;                                 BUSINESS EXPERIENCE;
AGE                    POSITION WITH TRUST         OTHER DIRECTORSHIPS
------------------     -------------------         --------------------
Joan L. Cohen; 31      Vice President and  Ms. Cohen is a vice president and
                       Assistant Secretary  attorney of Mitchell Hutchins.
                                            Prior to December 1993, she was an
                                            associate at the law firm of Seward
                                            & Kissel. Ms. Cohen is also a vice
                                            president and assistant secretary
                                            of 24 other investment companies
                                            for which Mitchell Hutchins or
                                            PaineWebber serves as investment
                                            adviser.
Karen L. Finkel; 37      Vice President    Mrs. Finkel is a first vice presi-
                                            dent and portfolio manager of
                                            Mitchell Hutchins. Mrs. Finkel is
                                            also a vice president of one other
                                            investment company for which Mitch-
                                            ell Hutchins serves as investment
                                            adviser.
Ellen R. Harris; 49      Vice President    Ms. Harris is a managing director of
                                            Mitchell Hutchins. Ms. Harris is
                                            also a vice president of two other
                                            investment companies for which
                                            Mitchell Hutchins or PaineWebber
                                            serves as investment adviser.
Mary B. King; 31         Vice President    Mrs. King is a first vice president
                                            and a portfolio manager of Mitchell
                                            Hutchins. Mrs. King is also a vice
                                            president of one other investment
                                            company for which Mitchell Hutchins
                                            serves as investment adviser.
Thomas J. Libassi; 36    Vice President    Mr. Libassi is a senior vice presi-
                                            dent of Mitchell Hutchins. Prior to
                                            May 1994, he was a vice president
                                            of Keystone Custodian Funds Inc.
                                            with portfolio management responsi-
                                            bility. Mr. Libassi is also a vice
                                            president of three other investment
                                            companies for which Mitchell
                                            Hutchins serves as investment ad-
                                            viser.

                                                     BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE   POSITION WITH TRUST         OTHER DIRECTORSHIPS
----------------------   -------------------         --------------------
C. William Maher; 34     Vice President and  Mr. Maher is a first vice president
                         Assistant Treasurer  and the senior manager of the mu-
                                              tual fund finance division of
                                              Mitchell Hutchins. Mr. Maher is
                                              also a vice president and assistant
                                              treasurer of 31 other investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.
Dennis McCauley; 49        Vice President    Mr. McCauley is a managing director
                                              and chief investment officer--fixed
                                              income of Mitchell Hutchins. Prior
                                              to December 1994, he was Director
                                              of Fixed Income Investments of IBM
                                              Corporation. Mr. McCauley is also a
                                              vice president of 17 other invest-
                                              ment companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.
Ann E. Moran; 38         Vice President and  Ms. Moran is a vice president of
                         Assistant Treasurer  Mitchell Hutchins. Ms. Moran is
                                              also a vice president and assistant
                                              treasurer of 31 other investment
                                              companies for which Mitchell
                                              Hutchins or PaineWebber serves as
                                              investment adviser.
Dianne E. O'Donnell; 43  Vice President and  Ms. O'Donnell is a senior vice pres-
                              Secretary       ident and deputy general counsel of
                                              Mitchell Hutchins. Ms. O'Donnell is
                                              also a vice president and secretary
                                              of 31 other investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

                                                    BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE  POSITION WITH TRUST         OTHER DIRECTORSHIPS
----------------------  -------------------         --------------------
Victoria E. Schonfeld;    Vice President    Ms. Schonfeld is a managing director
44                                           and general counsel of Mitchell
                                             Hutchins. From April 1990 to May
                                             1994, she was a partner in the law
                                             firm of Arnold & Porter. Ms. Schon-
                                             feld is also a vice president of 31
                                             other investment companies for
                                             which Mitchell Hutchins or
                                             PaineWebber serves as investment
                                             adviser.
Paul H. Schubert; 32    Vice President and  Mr. Schubert is a first vice presi-
                        Assistant Treasurer  dent and a senior manager of the
                                             mutual fund finance division of
                                             Mitchell Hutchins. From August 1992
                                             to August 1994, he was a vice pres-
                                             ident at BlackRock Financial Man-
                                             agement, L.P. Prior to August 1992,
                                             he was an audit manager with Ernst
                                             & Young LLP. Mr. Schubert is also a
                                             vice president and assistant trea-
                                             surer of 31 other investment compa-
                                             nies for which Mitchell Hutchins or
                                             PaineWebber serves as investment
                                             adviser.
Nirmal Singh; 39          Vice President    Mr. Singh is a first vice president
                                             of Mitchell Hutchins. Prior to Sep-
                                             tember 1993, he was a member of the
                                             portfolio management team at Mer-
                                             rill Lynch Asset Management, Inc.
                                             Mr. Singh is also vice president of
                                             four other investment companies for
                                             which Mitchell Hutchins or
                                             PaineWebber serves as investment
                                             adviser.
Julian F. Sluyters; 35  Vice President and  Mr. Sluyters is a senior vice presi-
                             Treasurer       dent and the director of the mutual
                                             fund finance division of Mitchell
                                             Hutchins. Prior to 1991, he was an
                                             audit senior manager with Ernst &
                                             Young LLP. Mr. Sluyters is also a
                                             vice president and treasurer of 31
                                             other investment companies for
                                             which Mitchell Hutchins or
                                             PaineWebber serves as investment
                                             adviser.

                                                    BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE  POSITION WITH TRUST         OTHER DIRECTORSHIPS
----------------------  -------------------         --------------------
Mark A. Tincher; 40       Vice President    Mr. Tincher is a managing director
                                             and chief investment officer--U.S.
                                             equity investments of Mitchell
                                             Hutchins. Prior to March 1995, he
                                             was a vice president and directed
                                             the U.S. funds management and eq-
                                             uity research areas of Chase Man-
                                             hattan Private Bank. Mr. Tincher is
                                             also vice president of ten other
                                             investment companies for which
                                             Mitchell Hutchins or PaineWebber
                                             serves as investment adviser.
Gregory K. Todd; 38     Vice President and  Mr. Todd is a first vice president
                        Assistant Secretary  and associate general counsel of
                                             Mitchell Hutchins. Prior to 1993,
                                             he was a partner in the law firm of
                                             Shereff, Friedman, Hoffman &
                                             Goodman. Mr. Todd is also a vice
                                             president and assistant secretary
                                             of 31 other investment companies
                                             for which Mitchell Hutchins or
                                             PaineWebber serves as investment
                                             adviser.
Craig M. Varrelman; 37    Vice President    Mr. Varrelman is a first vice presi-
                                             dent of Mitchell Hutchins. Mr. Var-
                                             relman is also vice president of
                                             four other investment companies for
                                             which Mitchell Hutchins or
                                             PaineWebber serves as investment
                                             adviser.
Keith A. Weller; 34     Vice President and  Mr. Weller is a first vice president
                        Assistant Secretary  and associate general counsel of
                                             Mitchell Hutchins. From September
                                             1987 to May 1995, he was an attor-
                                             ney in private practice. Mr. Weller
                                             is also a vice president and assis-
                                             tant secretary of 23 other invest-
                                             ment companies for which Mitchell
                                             Hutchins or PaineWebber serves as
                                             investment adviser.

--------
  * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
  ** Mr. Bewkes is "interested person" of the Trust as defined in the Investment Company Act of 1940 ("1940 Act") by virtue of his position with PW Group.

  The Trust pays trustees who are not "interested persons" of the Trust $5,000 annually and $250 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of the Fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Trust and the Fund, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

  The table below includes certain information relating to the compensation of the Trust's trustees.

                               COMPENSATION TABLE

                                           PENSION OR                   TOTAL
                                           RETIREMENT    ESTIMATED  COMPENSATION
                            AGGREGATE       BENEFITS       ANNUAL     FROM THE
                           COMPENSATION  ACCRUED AS PART  BENEFITS  TRUST AND THE
                             FROM THE    OF THE TRUST'S     UPON        TRUST
NAME OF PERSON, POSITION  TRUST(degrees)    EXPENSES     RETIREMENT   COMPLEX+
------------------------  -------------- --------------- ---------- -------------
E. Garret Bewkes, Jr.
 Trustee and Chairman of
 the Board
 of Trustees............         --            --           --             --
Meyer Feldberg,
 Trustee................     $10,250           --           --         $86,050
George W. Gowen,
 Trustee................     $ 9,250           --           --         $71,425
Frederick V. Malek,
 Trustee................     $ 9,750           --           --         $77,875
Judith Davidson Moyers,
 Trustee................     $ 9,750           --           --         $71,125

--------
(degrees) Represents fees paid to each trustee during the fiscal year ended
 November 30, 1994.
+ Represents total compensation paid to each trustee during the year ended
 December 31, 1994.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of the Fund pursuant to a contract with the Trust dated April 21, 1988 ("Advisory Contract"). Under the Advisory Contract, the Trust pays Mitchell Hutchins an annual fee, computed daily and paid monthly, at the rate of 0.50% of the Fund's average daily net assets. During the fiscal years ended November 30, 1994, November 30, 1993 and November 30, 1992, respectively, the Trust paid (or accrued) to Mitchell Hutchins investment advisory and administrative fees of $3,958,127, $4,999,240 and $4,192,907 with respect to the Fund.

  Under a service agreement pursuant to which PaineWebber provides certain services to the Fund not otherwise provided by the Fund's transfer agent, which agreement is reviewed by the Trust's board of trustees annually, during the fiscal years ended November 30, 1994, November 30, 1993 and November 30, 1992, PaineWebber earned fees under the service agreement in the approximate amounts of $196,490, $217,612 and $196,379, respectively, for the Fund.

  Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to a particular series of the Trust are allocated among the series of the Trust by or under the direction of the Trust's board of trustees in such manner as the board deems fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

  As required by state regulation, Mitchell Hutchins will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund in any fiscal year exceed applicable limits. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees and extraordinary items, are excluded from this limitation. For the fiscal years ended November 30, 1994, November 30, 1993 and November 30, 1992, no reimbursements were required pursuant to such limitations.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically with respect to the Fund upon assignment and is terminable at any time without penalty by the Trust's board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Trust.

  The following table shows the approximate net assets as of October 31, 1995, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                      NET ASSETS
                           INVESTMENT CATEGORY                          ($ MIL)
                           -------------------                        ----------
     Domestic (excluding Money Market)............................... $ 5,680.0
     Global..........................................................   2,893.3
     Equity/Balanced.................................................   2,748.3
     Fixed Income (excluding Money Market)...........................   5,825.0
       Taxable Fixed Income..........................................   4,083.1
       Tax-Free Fixed Income.........................................   1,741.9
     Money Market Funds..............................................  20,479.4

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the shares of the Fund under a distribution contract with the Trust dated July 1, 1991 ("Distribution Contract") that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Class Y shares of the Fund are offered continuously. Under an exclusive dealer contract between Mitchell Hutchins and PaineWebber dated July 1, 1991 ("Exclusive Dealer Contract"), PaineWebber sells the Fund's Class Y shares.

                             PORTFOLIO TRANSACTIONS

  Subject to policies established by the board of trustees, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. During the fiscal years ended November 30, 1994, November 30, 1993 and November 30, 1992, the Fund paid approximately $0, $0 and $3,906, respectively, in brokerage commissions.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid in accordance with applicable SEC regulations. During the fiscal years ended November 30, 1994, November 30, 1993 and November 30, 1992, the Fund did not pay any brokerage commissions to PaineWebber or any other affiliates of Mitchell Hutchins.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of the Fund and subject to the review of the Trust's board of trustees, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. During the fiscal year ended

November 30, 1994, the Fund directed no portfolio transactions to brokers chosen because they provided research services.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research services furnished by dealers or brokers with or through which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

  Investment decisions for the Fund and other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group except pursuant to procedures adopted by the Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales and purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. During the fiscal years ended November 30, 1994 and November 30, 1993, respectively, the Fund's portfolio turnover rates were 358.07% and 83.13%. The increase in the Fund's portfolio turnover rate during the fiscal year ended November 30, 1994 from the portfolio turnover rate of the prior fiscal year is due largely to the Fund's use of dollar rolls.

                              VALUATION OF SHARES

  The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins, the fair value of the security. Where such market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. All other securities or assets will be valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees.

                            PERFORMANCE INFORMATION

  The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in the Fund's Performance Advertisements are calculated according to the following formula:

  P(1 + T)n    = ERV
 where: P      = a hypothetical initial payment of $1,000 to purchase shares of a specified Class
     T         = average annual total return of shares of that Class
     n         = number of years
     ERV
               = ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value.

  The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

  The following table shows performance information for Class Y shares (formerly Class C shares) of the Fund for the periods indicated. All returns for periods of more than one year are expressed as an annualized average return:

                                                                        CLASS Y
                                                                        -------
Fiscal Year Ended November 30, 1994:
  Standardized Return*.................................................  (9.37)%
  Non-Standardized Return..............................................  (9.37)%
Inception September 11, 1991 to November 30, 1994:
  Standardized Return*.................................................   2.43 %
  Non-Standardized Return..............................................   2.43 %

--------
* Class Y shares do not impose an initial or a contingent deferred sales charge; therefore, Non-Standardized Return is identical to Standardized Return.

  YIELD. Yields used in the Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a 30-day period ("Period"), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

 YIELD = 2[(a-b + 1)/6/-1]
              cd

              interest earned during the Period attributable to a Class of
 where: a   = shares
        b   = expenses accrued for the Period attributable to a Class of shares
              (net of reimbursements)
        c   = the average daily number of shares of the Class outstanding during the Period that were entitled to receive dividends
        d   = the net asset value per share on the last day of the Period.

  Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. The yield of the Fund's Class Y shares for the 30-day period ended November 30, 1994 was 6.80%.

  OTHER INFORMATION. In Performance Advertisements the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper") for U.S. government funds, CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indices, including (but not limited to) the Salomon Brothers Bond Index, Shearson Lehman Bond Index, Shearson Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Such companies also may include economic data and statistics published by the United States Bureau of Labor Statistics, such as the cost of living index, information and statistics on the residential mortgage market or the market for mortgage-backed securities, such as those published by the Federal Reserve Bank, the Office of Thrift Supervision, Ginnie Mae, Fannie Mae and Freddie Mac and the Lehman Mortgage-Backed Securities Index. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRONS, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote (R) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

  In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures held for less than three months ("Short-Short Limitation");
(3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January.

  The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on November 30 of that year, plus certain other amounts.

  The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith by the Fund. Income from transactions in options and futures derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months.

  If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options and futures beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

  The Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As the holder of such securities, the Fund would have to include in its gross income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. The Fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and market discount to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease the Fund's investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options or futures, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                               OTHER INFORMATION

  PAINEWEBBER MANAGED INVESTMENTS TRUST. Prior to April 1, 1991, the name of the Fund was U.S. Government Portfolio (GNMA Portfolio prior to July 1, 1990). Prior to November 10, 1995, the Fund's Class Y shares were called "Class C" shares.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Prior to February 26, 1992, the Trust's name was PaineWebber Fixed Income Portfolios. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust or the Fund. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, the Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 M Street, NW, Washington, DC 20036-5891, counsel to the Fund, has passed upon the legality of the shares offered by the Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  INDEPENDENT AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust.

                              FINANCIAL STATEMENTS

  The Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1994 and its Semi-Annual Report to Shareholders for the six months ended May 31, 1995, are separate documents supplied with this Statement of Additional Information and the financial statements, accompanying notes and (with respect to the Annual Report to Shareholders) report of independent auditors appearing therein relating to the Fund are incorporated by reference in this Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  -----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Restrictions.......................................   1
Hedging and Related Income Strategies......................................   8
Trustees and Officers......................................................  16
Investment Advisory and Distribution Arrangements..........................  24
Portfolio Transactions.....................................................  26
Valuation of Shares........................................................  28
Performance Information....................................................  28
Taxes......................................................................  31
Other Information..........................................................  32
Financial Statements.......................................................  33



    RECYCLED PAPER
   (C)1995 PAINEWEBBER INCORPORATED
[RECYCLED LOGO APPEARS HERE]

PaineWebber
U.S. Government
Income Fund

Class Y Shares

--------------------------------------------------------------------------------
Statement of Additional Information
November 10, 1995,
as revised December 1, 1995

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